February 22, 1999

DEAR SHAREHOLDERS:

        We are pleased to present the Dresdner RCM Global Funds (the "Funds") Annual Shareholder Report for the 12 months ended December 31, 1998. Inside, you will find discussions from the individual fund managers that describe the investment strategies they employed in response to last year's economic and market conditions. Each report also includes performance summaries, and lists of holdings and portfolio weightings as of the end of the reporting period.

        In identifying possible fund holdings, the Funds' managers draw on the research of more than 175 investment professionals. They also investigate market and economic variables through Grassroots Research-SM-, a division of Dresdner RCM Global Investors LLC. The Funds' managers believe that Grassroots Research-SM- can be a valuable adjunct to their traditional research efforts by providing a "second look" at companies or by checking marketplace assumptions concerning market demands for particular products and services. A seasoned team of staff economists supplements these reports with macroeconomics assessments of regional and global trends.

        While markets performed relatively well in the first half of the year, the fragility of emerging markets in Asia and Latin America led to a market downturn by the third quarter, after Russia announced it was defaulting on its foreign debt. As the fourth quarter got underway, central banks in the U.S. and elsewhere instituted a series of cuts in short-term interest rates in an effort to reverse slowing economic growth. These measures reassured investors and the markets rebounded dramatically toward year-end, leading the blue chip indices to a record fourth consecutive year of strong returns.

        Over this challenging period, the Funds continued to focus on a bottom-up analysis of company fundamentals combined with a careful assessment of projected earnings growth. The fund managers applied these criteria to selecting attractive stocks with quality earnings and buying them at reasonable valuations.

        We would also like to take this opportunity to assure shareholders that Dresdner RCM has committed considerable effort and resources to avoid difficulties related to the so-called "Y2K" effect associated with the Year 2000. Beginning with a study initiated in 1996 that detailed the need to replace the core portfolio accounting system with new Y2K-compliant technology, the company has made Year 2000 readiness a priority.

        A three-step process has been established to address Y2K dating issues. Our first objective is to make critical in-house applications compliant by the end of the first quarter of 1999, either through upgrading or the acquisition of new technology. These applications include portfolio accounting and trade support. Our second objective is to ensure critical vendor systems (including Custody and Transfer Agent) are Y2K-compliant by mid-1999. The third objective is to perform all other upgrades necessary to make the company's internal environment fully compliant. As a result, no disruption to client services is anticipated before, during or after the turn of the century.

        However, while Dresdner RCM is taking all precautions as an organization, Y2K problems could adversely affect companies in which the Fund invests. For example, companies may incur substantial costs to address the problem or they may suffer losses caused by corporate or governmental data-processing errors. To the extent that the repercussion on a portfolio holding is negative, it might impact the Fund's investment return.

        We believe that our strong commitment to value and performance built on a rigorous company-by-company approach has served the Funds well in 1998 and we are looking forward to another successful year in 1999. If you have any questions about the material in this report, or want more information on a specific Fund, please call us at: 1-800-726-7240.

                                          Sincerely,

                                                          [SIG]
                                          DeWitt Bowman
                                          Chairman of the Funds

 Dresdner RCM Global Technology Fund
Management's Performance Review

        The Dresdner RCM Global Technology Fund (the "Fund") achieved a total return of 22.91% for the six months ended December 31, 1998, and a total return of 60.53% for the full year. For the year, the portfolio outperformed its benchmark, the Lipper Science and Technology Fund Index, which delivered a total return of 46.95%. This Index represents an equal weighting of the 10 largest science and technology mutual funds in the United States. In comparison, the general benchmark for blue chip companies, the Standard & Poor's 500 Stock Index, returned 28.57% over the same period.

MARKET REVIEW

        The year was characterized by an unusual degree of volatility both in the U.S. and abroad. In the third and fourth quarters, we saw a number of stocks -- which began as strong performers in the first half of the year -- take a downward turn in response to global liquidity concerns. As the summer unfolded, fiscal events in Russia and currency weakness in Asia unsettled world financial markets, creating a movement away from small to mid cap technology issues toward the more liquid larger capitalization stocks.

        In response to these global events, the Federal Reserve implemented the first of three rate cuts in September that consequently bolstered investor confidence. Numerous central banks around the world followed suit, restoring confidence to troubled stock and bond markets. These actions set the stage for a vigorous rebound in the markets in the fourth quarter, which was spearheaded by a short list of technology companies, particularly in the U.S., but also in Europe.

        Almost all of 1998's advance was concentrated in the large cap growth stocks, where earnings continued to grow, despite global uncertainty. Fortunately, we owned many of the stocks that caused the S&P 500 to record its fourth consecutive yearly gain of over 20% -- a first in its history. Within the S&P 500, five technology stocks (Microsoft, Dell Computer, Intel, Lucent Technologies and Cisco Systems) contributed more than 25% of the entire year's gain.

INVESTMENT APPROACH

        Central to Dresdner RCM's approach is the belief that rigorous fundamental research of technology securities can be combined with a disciplined methodology to uncover good companies that generate strong earnings and steady growth. We look for growth at reasonable valuations through analysis and original research of a company's earnings, product line, management capabilities and market expectations.

        Employing a bottom-up orientation in the selection process, we first choose candidates with favorable company characteristics and then apply our global economic perspective to stock selection.

SECTOR HIGHLIGHTS

        In the first half of the year, the portfolio was heavily weighted with software and communications companies such as Veritas Software, Visio Corp., Network Associates and Uniphase Corp., whose high growth potential contributed to the Fund's posting a 30.61% return in the first six months.

        Toward the second half of the year, as the economic environment became less favorable, we put a greater emphasis on personal computer (PC), semiconductor and Internet stocks. Due to their highly leveraged nature, prices of small to mid cap growth stocks came under considerable pressure. Consequently, by the latter half of the year, we trimmed a number of these issues and added to other positions that we felt represented overlooked value in the marketplace -- that is, the more liquid larger capitalization issues like Microsoft, Intel and Dell, and other manufacturers.

        By year-end, the strong performance of Internet stocks, which represented 15% of the portfolio's assets, lifted the entire technology sector. We participated significantly with such holdings as Amazon.com, Yahoo!, InfoSeek, and America Online.

        The computer/office equipment sector was also strongly represented. The Fund's largest position was Network Appliances, which makes high-performance network data storage devices. Other big contributors for the Fund were telecommunications giant MCI-WorldCom; EMC,

 Dresdner RCM Global Technology Fund
Management's Performance Review
which specializes in mass data storage; networking systems leader Cisco Systems; Altera Corp., which makes programmable logic devices; and Micron Technologies, which specializes in PCs and semiconductor memory products.

GEOGRAPHIC SUMMARY

        With the depth of opportunities available in the U.S., it's not too surprising we were less diversified abroad than in years past. There was negligible exposure, less than 1%, to Asia because of continuing economic uncertainties in that region. Valuation levels of technology issues in Europe, particularly in information technology services, were well above anything seen in the U.S., and consequently represented very little opportunity to the Fund. However, we still were able to take advantage of profitable positions in such companies as Nokia and Merkantildata.

OUTLOOK

        We expect more of the same in the markets in 1999 -- more volatility and greater performance by growth stocks compared to economically sensitive stocks, although the gap should be considerably less. The surprises in 1999 could be the continued strength of the U.S. economy and a gradual improvement in Asian economies. As we look forward to 1999, we will proceed cautiously. The technology sector's advance in the fourth quarter, particularly in the Internet area, causes us to adopt a more conservative stance over the near term. Consistent with Dresdner RCM's long-held viewpoint, however, it has never been clearer that technology occupies a central role in the development and growth of the global economy, presenting enormous investment opportunity throughout this year and beyond.

 Dresdner RCM Global Technology Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             FUND      LIPPER SCIENCE & TECHNOLOGY FUND INDEX     S&P 500 STOCK INDEX
12/27/95     $10,000                                    $10,000                 $10,000
12/31/95     $10,040                                     $9,952                 $10,023
1/31/96      $10,370                                     $9,897                 $10,364
2/29/96      $10,660                                    $10,314                 $10,460
3/31/96      $10,620                                     $9,857                 $10,561
4/30/96      $11,580                                    $10,840                 $10,717
5/31/96      $11,930                                    $11,098                 $10,993
6/30/96      $11,380                                    $10,332                 $11,035
7/31/96      $10,270                                     $9,565                 $10,547
8/31/96      $10,770                                    $10,055                 $10,770
9/30/96      $11,870                                    $10,987                 $11,376
10/31/96     $11,700                                    $10,822                 $11,690
11/30/96     $12,770                                    $11,837                 $12,573
12/31/96     $12,692                                    $11,626                 $12,324
1/31/97      $13,689                                    $12,542                 $13,095
2/28/97      $12,359                                    $11,408                 $13,197
3/31/97      $11,564                                    $10,549                 $12,654
4/30/97      $11,715                                    $11,007                 $13,410
5/31/97      $13,447                                    $12,317                 $14,226
6/30/97      $13,860                                    $12,432                 $14,864
7/31/97      $15,694                                    $14,157                 $16,047
8/31/97      $15,764                                    $14,245                 $15,148
9/30/97      $17,094                                    $14,849                 $15,978
10/31/97     $15,986                                    $13,279                 $15,445
11/30/97     $15,754                                    $13,166                 $16,160
12/31/97     $16,129                                    $12,537                 $16,438
1/31/98      $15,976                                    $12,759                 $16,620
2/28/98      $17,837                                    $14,277                 $17,819
3/31/98      $18,838                                    $14,394                 $18,731
4/30/98      $20,452                                    $15,012                 $18,920
5/31/98      $19,227                                    $13,911                 $18,595
6/30/98      $21,065                                    $14,727                 $19,350
7/31/98      $20,441                                    $14,588                 $19,143
8/31/98      $17,095                                    $11,850                 $16,375
9/30/98      $17,790                                    $13,248                 $17,425
10/31/98     $19,463                                    $14,259                 $18,841
11/30/98     $22,055                                    $15,858                 $19,983
12/31/98     $25,891                                    $18,423                 $21,134

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Global Technology Fund since the Fund's inception versus the Standard & Poor's 500 Stock Index(a) and the Lipper Science & Technology Fund Index.(b) The chart represents a cumulative return of 158.91%(c)(d) for the Fund. The average annual return from the Fund's inception was 37.16%.(c)(d) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS(C)
DECEMBER 31, 1998

                                      LIFE OF
    1 YEAR           3 YEAR           FUND(D)
      60.53%           37.13%           37.16%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

(b) The Lipper Science & Technology Fund Index is an equally weighted index of the 10 largest U.S. science and technology mutual funds.

(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(d)  The Fund commenced operations on December 27, 1995.

 Dresdner RCM Global Technology Fund
Portfolio of Investments
 December 31, 1998

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      COMMUNICATION SERVICES                                   1.1%
    2,810     US      MCI WorldCom Inc. *                                               $    201,617
                      COMPUTERS/OFFICE EQUIPMENT                              16.0%
   13,730     US      Compaq Computer Corp.                                                  575,802
    4,640     US      Dell Computer Corp.                                                    339,590
    7,400     US      E M C Corp. *                                                          629,000
    3,250     US      Hewlett Packard Co.                                                    222,016
   15,300     US      Network Appliance Inc.                                                 688,500
   10,000     US      Seagate Technology *                                                   302,500
    2,350     US      Sun Microsystems Inc. *                                                201,219
                                                                                       --------------
                                                                                           2,958,627
                                                                                       --------------
                      DRUGS AND HOSPITAL SUPPLIES                              1.2%
    4,590     US      SangStat Medical Corp. *                                                97,537
      950     US      Sofamor/Danek Group Inc. *                                             115,662
                                                                                       --------------
                                                                                             213,199
                                                                                       --------------
                      ELECTRICAL EQUIPMENT                                     1.1%
    6,000     US      Oak Industries Inc. *                                                  210,000
                      ELECTRONICS/NEW TECHNOLOGY                              25.7%
      800     JP      Advantest Corp.                                                         50,782
    7,650     US      Altera Corp. *                                                         465,694
    6,700     US      Analog Devices Inc. *                                                  210,212
    7,900     US      Ascend Communications Inc. *                                           519,425
    4,087     US      Cisco Systems Inc.                                                     379,325
    3,730     US      Intel Corp.                                                            442,238
    2,050     US      Linear Technology Corp.                                                183,603
   10,600     US      Microchip Technology Inc. *                                            392,200
   11,000     US      Micron Technologies Inc. *                                             556,187
   10,510     CA      Newbridge Networks Corp. *                                             319,241
    3,545     FI      Nokia Corp. (ADR A)                                                    426,951
    6,120     US      STMicroelectronics N.V. NY Registry *                                  477,742
    3,660     US      Uniphase Corp. *                                                       253,913
    1,400     US      Xilinx Inc. *                                                           91,175
                                                                                       --------------
                                                                                           4,768,688
                                                                                       --------------
                      INDUSTRIAL EQUIPMENT                                     2.4%
    5,950     US      Tyco International Ltd.                                                448,853
                      TECHNOLOGY SERVICES                                     29.0%
      790     US      Amazon.com Inc.                                                        253,787
    2,240     US      America Online Inc.                                                    358,400
    5,600     US      Aspect Development Inc.                                                248,150
      360     FR      Atos S.A. *                                                             86,101
    5,920     US      BMC Software Inc. *                                                    263,810
   25,500     IE      CBT Group PLC (ADR)                                                    379,312

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
Portfolio of Investments
 December 31, 1998

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      TECHNOLOGY SERVICES (CONTINUED)
    3,325     US      Citrix Systems Inc.                                               $    322,733
   12,100     US      I2 Technologies Inc.                                                   367,538
    2,625     US      Infoseek Corp. *                                                       129,609
    5,700     US      Macromedia Inc. *                                                      192,019
   20,030     NO      Merkantildata ASA                                                      197,178
    2,110     US      Microsoft Corp.                                                        292,631
    5,300     US      MicroStrategy Inc. *                                                   166,950
    5,970     US      Network Associates Inc.                                                395,513
    1,350     US      Network Solutions Inc. *                                               176,681
      140     IE      Saville Systems PLC (ADR) *                                              2,660
   14,700     US      Segue Software Inc. *                                                  297,675
    9,300     US      VERITAS Software Co.                                                   557,419
   13,200     US      Visio Corp. *                                                          482,625
      910     US      Yahoo Inc. *                                                           215,613
                                                                                       --------------
                                                                                           5,386,404
                                                                                       --------------
TOTAL EQUITY INVESTMENTS (COST $8,714,460)                                    76.5%       14,187,388
                                                                                       --------------
OPTIONS                                                                        0.9%
NO. OF
CONTRACTS
       13     US      Newbridge Networks Corp. Call *
                      January 2000 strike price $20                                          164,125
       50     US      AMEX Computer Technology Index Put *
                      January 1999 strike price $630                                           1,875
                                                                                       --------------
TOTAL OPTIONS (COST $314,415)                                                                166,000
                                                                                       --------------
TOTAL EQUITY INVESTMENTS AND OPTIONS (COST $9,028,875)                        77.4%       14,353,388
                                                                                       --------------
SHORT-TERM INVESTMENTS
SHARES
---------
                      MONEY MARKET FUNDS                                       7.5%
  696,872     US      SSgA U.S. Government Money Market Fund                                 696,872
  696,872     US      SSgA Money Market Fund                                                 696,872
                                                                                       --------------
                                                                                           1,393,744
                                                                                       --------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,393,744)                                 7.5%        1,393,744
                                                                                       --------------
TOTAL INVESTMENTS (COST $10,422,619)**                                        84.9%       15,747,132

                      OTHER ASSETS LESS LIABILITIES                           15.1%        2,811,035
                                                                                       --------------
                      NET ASSETS                                             100.0%     $ 18,558,167
                                                                                       --------------
                                                                                       --------------

--------------------------------
*    Non-income producing security.

ADR  American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
Portfolio of Investments
 December 31, 1998

Tax Information:

**   For Federal income tax purposes, cost is $10,807,208 and the gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation   $   5,252,390
Unrealized depreciation        (312,466)
                          -------------
Net unrealized
appreciation              $   4,939,924
                          -------------
                          -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1998, categorized by country:

                                                                 % OF NET ASSETS
                                                    ------------------------------------------
                                          COUNTRY                    SHORT-TERM
COUNTRY                                    CODE       EQUITIES        AND OTHER       TOTAL
----------------------------------------------------------------------------------------------
Canada                                      CA             1.7%                           1.7%
Finland                                     FI             2.3%                           2.3%
France                                      FR             0.5%                           0.5%
Ireland                                     IE             2.1%                           2.1%
Japan                                       JP             0.3%                           0.3%
Norway                                      NO             1.1%                           1.1%
United States                               US            83.6%            8.4%          92.0%
                                                           ---             ---      ----------
                                                          91.6%            8.4%         100.0%
                                                           ---             ---      ----------
                                                           ---             ---      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap
Management's Performance Review

        The Dresdner RCM Global Small Cap (the "Fund") earned a total return of 19.29% for the 12 months ended December 31, 1998, versus a return of 4.12% for the Fund's benchmark, the Salomon Brothers Extended Market Index. The Fund's performance ranked it first among the 38 global small cap funds tracked by Lipper Analytical Services for the second consecutive year.

MARKET OVERVIEW

        This strong absolute performance was achieved despite the gulf between small cap and large cap stocks, which continued to widen in 1998 as nervous investors sought the liquidity and familiarity of blue chip growth stocks, particularly in the second and third quarters. During the third quarter retreat from equities brought on by turmoil in the world's financial markets, we remained committed to staying fully invested in strong business franchises with the financial wherewithal to grow. Opportunistic positioning of the portfolio, particularly in electronics and technology, allowed the Fund to take full advantage of the fourth quarter rally that occurred in the wake of interest rate cuts by the Federal Reserve. The Fund also benefited last year from an international climate of declining interest rates, which favors growth stocks over cyclical issues.

INVESTMENT APPROACH

        As bottom-up investors, we focus on company specifics such as distinguishing products, market positioning, proven management and steady earnings. Industry exposure plays a secondary role in the investment process, particularly in the U.S. portion of the portfolio. We achieve the desired degree of diversification by being able to invest in markets around the world. Underscoring our basic meet-the-management company-by-company analytical approach, almost all of the Fund's performance in 1998 can be attributed to excellent stock selection.

SECTOR HIGHLIGHTS

        Throughout the year, we identified attractive investment opportunities in technology, telecommunications and, to a lesser extent, business and communications services. In addition, our low exposure to companies in most cyclical or economically sensitive industries, such as financial services and consumer durables, also contributed to our superior performance.

        We favored technology throughout the year for its growth potential, taking advantage of steep price declines in the third quarter to aggressively add to the Fund's holdings. Four of the biggest contributors to performance in this area were Veritas Software, Citrix Systems, Engineering Animation and Rational Software.

        The Fund's overweighting in telecommunications and media services -- the Fund's third-largest sector exposure -- also improved total return last year. Investments in Metronet Communications, SFX Entertainment and Global TeleSystems added to our performance.

        Winners in the business services segment included Quanta Services, which provides service and maintenance outsourcing to the utilities industry, NCO Group, Iron Mountain, Boron Lepore & Associates and Lason Inc. The Canadian company Open Text Corp., a technology services company which specializes in document management for large corporations, also had a positive impact on the portfolio.

        In addition, we concentrated on leisure-related products and services. We focused on this segment to capitalize on the wealth effect that has conditioned consumers with less time but more money to spend on recreation and vacation-related activities. One excellent investment in this area was the restaurant chain of Cheesecake Factory.

GEOGRAPHIC SUMMARY

        In 1998, the Fund's U.S. weighting remained approximate at 47%. In part, this reflected our belief that U.S. small cap stocks were badly oversold in the market contraction that occurred in the third quarter, and that we felt positively about their valuations and relative earnings growth. Although the market continued to favor the liquidity of large cap stocks, we were rewarded by a fourth-quarter resurgence of 19.36% for U.S. small cap stocks.

        We increased the Fund's U.S. weighting, in part, because we believed the introduction of the Euro, the new currency of the European Monetary Union (EMU), could diminish the demand for small cap stocks in Europe. Specifically, a substantial reallocation of European institutional portfolios, which are significantly influenced by index

 Dresdner RCM Global Small Cap
Management's Performance Review
benchmarks, will tend to favor large cap stocks. Diversification within countries was previously achieved by adding small cap stocks to larger cap holdings. That diversification could now be accomplished by buying other large caps in different countries within the EMU.

        Our best performance in a non-U.S. market was in Germany, the Fund's second-largest country weighting at about 6%. This market presented a favorable small cap environment. The Neuer Markt exchange, which focuses on smaller, high-growth stocks, saw 40 companies go public in 1998 and nearly tripled in value. Among the Fund's top German performers last year were Sixt AG, the auto rental and leasing company; Pfeiffer Vacuum; and Brokat Infosystem, which produces Internet software. Another standout was EM TV Merchandising, which focuses on children's television programming. The stock climbed 72.5% in the fourth quarter.

        We significantly underweighted Asia because we were concerned about the declining economic environment and the fact that exports have not increased. Uncertainty relating to China's possible devaluation of the Yuan was also an issue. Although we thought devaluation was a remote possibility, it did put downward pressure on regional stock prices.

OUTLOOK

        Looking forward to 1999, we believe high quality small cap stocks could post significant gains. As in 1998, we expect continued outperformance for growth stocks compared to economically sensitive stocks, although the discrepancy should narrow. Given the extreme disparity between valuations of small and large caps, we believe small caps should show relative strength in performance. We believe small caps are being overlooked by investors and are due to catch up if the market continues to hold its course, especially in light of their higher expected earnings growth relative to larger cap stocks. We remain confident that our application of fundamental analysis will allow us to continue identifying high-quality investments in the global small-cap arena. We are likely to increase our very limited exposure in Japan because we believe small caps in this market are becoming more attractive.

 Dresdner RCM Global Small Cap Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             FUND       SALOMON EMI
12/31/96      10,000           10,000
1/31/97       10,290           10,021
2/28/97       10,010           10,005
3/31/97        9,410            9,665
4/30/97        9,320            9,620
5/31/97       10,730           10,370
6/30/97       11,750           10,689
7/31/97       12,280           10,978
8/31/97       12,320           10,846
9/30/97       13,260           11,313
10/31/97      12,440           10,838
11/30/97      12,410           10,645
12/31/97      12,548           10,647
1/31/98       12,446           10,711
2/28/98       13,827           11,501
3/31/98       15,071           11,980
4/30/98       15,705           12,039
5/31/98       15,388           11,799
6/30/98       15,784           11,645
7/31/98       15,524           11,152
8/31/98       12,197            9,366
9/30/98       12,096            9,589
10/31/98      12,707           10,162
11/30/98      14,144           10,599
12/31/98      14,968           11,084

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Global Small Cap Fund since the Fund's inception versus the Salomon EMI's Index.(a) The chart represents a cumulative return of 49.68%(b)(c) for the Fund. The average annual total return from the Fund's inception was 22.34%.(b)(c) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS(B)
DECEMBER 31, 1998

                     LIFE OF
    1 YEAR           FUND(C)
      19.29%           22.34%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Salomon Brothers Extended Market Index ("EMI") is a component of the Salomon Brothers Broad Market Index ("BMI") which includes listed shares of 5,409 companies with a total available market capitalization of at least the local equivalent of US$100 million on the last business day of May each year. The BMI consists of two components: the Primary Market Index ("PMI") is the large capitalization stock component and the EMI is the small capitalization stock component. The PMI universe is defined as those stocks falling within the top 80% of the cumulative available capital level in each country. The EMI includes the bottom 20% of the cumulative available capital level in each country.

(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(c)   The Fund commenced operations on December 31, 1996.

 Dresdner RCM Global Small Cap Fund
Portfolio of Investments
 December 31, 1998

                                                                               % OF       MARKET VALUE
 SHARES     COUNTRY                   EQUITY INVESTMENTS                    NET ASSETS      (NOTE 1)
-------------------------------------------------------------------------------------------------------

CONSUMER DURABLES SECTOR                                                         0.9%
                      CONSUMER DURABLES                                          0.9%
    2,700     NL      Samas Groep N.V.                                                    $     48,341

CONSUMER NON-DURABLES SECTOR                                                    22.6%
                      BEVERAGE AND TOBACCO                                       1.1%
    1,000     ES      Banco Pastor S.A.                                                         62,813
                      FOOD AND FOOD PROCESSING                                   0.5%
    1,140     JP      Hokuto Corp.                                                              27,793
                      GENERAL RETAIL                                             6.8%
    3,200     IS      Blue Square-Israel Ltd. (ADR)                                             33,200
    2,000     US      CSK Auto Corp. *                                                          53,375
    1,100     US      Regis Corp.                                                               44,000
      295     CH      Selecta Group - Registered Shares                                         81,617
    3,400     ES      Superdiplo S.A.                                                           95,863
    3,500     US      Trans World Entertainment Corp.                                           66,719
                                                                                         --------------
                                                                                               374,774
                                                                                         --------------
                      HOUSEHOLD/RELATED NON-DURABLES                             2.0%
    4,000     US      Ocular Sciences Inc. *                                                   107,000
                      LEISURE TIME PRODUCTS/SERVICES                            12.2%
    1,200     US      Cheesecake Factory Inc.                                                   35,588
    2,200     FR      Compagnie des Alpes *                                                     78,335
    6,900     ES      Corp Financiera Reunida S.A. *                                           100,560
    2,200     US      Dave & Buster's Inc. *                                                    50,738
    1,800     US      Family Golf Centers Inc.                                                  35,550
    7,000     IE      Jurys Hotel Group PLC                                                     52,410
    1,000     FR      Leon de Bruxelles S.A.                                                    75,188
      800     US      Speedway Motorsports Inc. *                                               22,800
    5,000     SE      Ticket Travel Group                                                       76,799
    2,000     US      Travel Services International Inc.                                        61,000
      285     CH      Valora Holding AG                                                         77,087
                                                                                         --------------
                                                                                               666,055
                                                                                         --------------

CYCLICAL/CAPITAL GOODS SECTOR                                                   10.4%
                      BUILDING AND CONSTRUCTION                                  3.0%
    3,600     US      Comfort Systems USA Inc. *                                                64,350
   12,500     IT      Gruppo Ceramiche Ricchetti SpA *                                           3,176
   24,000     IT      Gruppo Ceramiche Ricchetti *                                              28,237
    3,200     US      Integrated Electrical Services *                                          71,200
                                                                                         --------------
                                                                                               166,963
                                                                                         --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
Portfolio of Investments
 December 31, 1998

                                                                               % OF       MARKET VALUE
 SHARES     COUNTRY                   EQUITY INVESTMENTS                    NET ASSETS      (NOTE 1)
-------------------------------------------------------------------------------------------------------
                      INDUSTRIAL EQUIPMENT                                       4.5%
      300     DE      Aixtron AG                                                          $     55,208
   14,000     IT      Interpump Group SpA                                                       68,773
       87     CH      SIG Schweizerische Industrie-G                                            51,308
    2,200     NO      Tomra Systems A/S                                                         72,190
                                                                                         --------------
                                                                                               247,479
                                                                                         --------------
                      RAW/BASIC MATERIALS                                        0.7%
    3,000     US      Oregon Steel Mills Inc.                                                   35,625
                      TRANSPORTATION SERVICES                                    2.2%
    2,100     DE      Sixt AG Non-Voting Pfd.                                                  119,530

ENERGY SECTOR                                                                    0.8%
                      ENERGY                                                     0.8%
    1,665     CA      Ballard Power Systems Inc.                                                45,529

HEALTH CARE SECTOR                                                              10.1%
                      DRUGS AND HOSPITAL SUPPLIES                                5.7%
    1,800     US      Anesta Corp. *                                                            47,925
    2,200     FR      Genset S.A. (Sponsored ADR) *                                             60,775
    2,000     US      Inhale Therapeutic Systems *                                              66,000
    1,500     SE      Nobel Biocare AB                                                          20,356
    3,400     US      Shire Pharmaceuticals Group PLC (ADR) *                                   68,850
    3,000     US      Transgene S.A. (ADR) *                                                    46,125
                                                                                         --------------
                                                                                               310,031
                                                                                         --------------
                      HEALTH CARE SERVICES                                       4.4%
    1,800     US      Assisted Living Concepts Inc. *                                           23,625
      500     CH      Gretag Imaging Holdings *                                                 42,957
    1,000     US      Kendle International Inc. *                                               23,375
      800     US      Pharmaceutical Product Development Inc. *                                 24,050
    1,600     US      Province Healthcare Co.                                                   57,400
    2,500     US      Renal Care Group Inc.                                                     72,031
                                                                                         --------------
                                                                                               243,438
                                                                                         --------------

INTEREST SENSITIVE SECTOR                                                        6.7%
                      BANKING                                                    2.9%
    2,600     ES      Baron de Ley S.A. *                                                       85,235
       80     CH      Banca del Gottardo Class B *                                              72,633
                                                                                         --------------
                                                                                               157,868
                                                                                         --------------
                      GENERAL FINANCE                                            3.8%
    3,500     US      Correctional Properties Trust                                             63,219
    3,500     US      Federated Investors Inc. Class B                                          63,438
   11,000     US      UniCapital Corp. *                                                        81,125
                                                                                         --------------
                                                                                               207,782
                                                                                         --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
Portfolio of Investments
 December 31, 1998

                                                                               % OF       MARKET VALUE
 SHARES     COUNTRY                   EQUITY INVESTMENTS                    NET ASSETS      (NOTE 1)
-------------------------------------------------------------------------------------------------------
TECHNOLOGY SECTOR                                                               21.1%
                      COMPUTERS AND OFFICE EQUIPMENT                             2.6%
    3,500     US      CHS Electronics Inc. *                                              $     59,281
    4,000     SE      Maldata AB Series B                                                       80,932
                                                                                         --------------
                                                                                               140,213
                                                                                         --------------
                      ELECTRONICS AND NEW TECHNOLOGY                             1.9%
      800     US      Artesyn Technologies Inc. *                                               11,200
    1,400     US      Microchip Technology Inc. *                                               51,800
    3,000     US      MMC Networks Inc. *                                                       39,750
                                                                                         --------------
                                                                                               102,750
                                                                                         --------------
                      TECHNOLOGY SERVICES                                       16.6%
   16,000     UK      Autonomy Corporation PLC *                                                58,080
    2,200     US      BindView Development Corp. *                                              60,500
      300     DE      Brokat Infosystems AG *                                                   45,031
      300     US      Citrix Systems Inc.                                                       29,119
    1,600     US      HNC Software Inc. *                                                       64,700
      600     US      Infoseek Corp. *                                                          29,625
      348     FR      Jet Multimedia                                                            48,032
       31     FR      Jet Multimedia Warrants 12/31/99 *                                           415
    6,000     NO      Merkantildata ASA                                                         59,065
    4,000     US      Micromuse Inc. *                                                          78,000
    1,000     JP      Nippon System Development                                                 31,029
    4,700     CA      Open Text Corp. *                                                        114,269
    3,000     US      Rational Software Corp. *                                                 79,500
    4,500     UK      Smallworld PLC *                                                          56,250
      300     US      VERITAS Software Co.                                                      17,981
    2,200     US      Visio Corp. *                                                             80,438
    1,600     US      Visual Networks Inc. *                                                    60,000
                                                                                         --------------
                                                                                               912,034
                                                                                         --------------

TELEMEDIA/SERVICES SECTOR                                                       20.1%
                      BUSINESS SERVICES                                          8.5%
      200     FR      Altran Technologies S.A.                                                  48,263
      600     US      Choicepoint Inc. *                                                        38,700
      900     DE      DIS Deutscher Industrie Service AG                                        42,149
    2,400     US      Education Management Corp.                                                56,700
    2,000     US      F. Y. I. Inc. *                                                           64,000
    3,500     US      Romac International Inc. *                                                77,875
    4,500     US      School Specialty Inc. *                                                   96,188
    2,000     UK      Select Appointments Holdings PLC                                          43,000
                                                                                         --------------
                                                                                               466,875
                                                                                         --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
Portfolio of Investments
 December 31, 1998

                                                                               % OF       MARKET VALUE
 SHARES     COUNTRY                   EQUITY INVESTMENTS                    NET ASSETS      (NOTE 1)
-------------------------------------------------------------------------------------------------------
                      COMMUNICATION SERVICES                                     7.2%
    5,000     UK      Freepages Group PLC *                                               $     30,625
    1,400     US      Global TeleSystems Group Inc. *                                           78,050
    2,300     US      ICG Communications Inc. *                                                 49,450
    1,100     US      International Telecommunication Systems Inc.                              16,225
    4,150     CA      Metronet Communications Corp. *                                          139,025
      750     FR      Omnicom S.A. *                                                            82,975
                                                                                         --------------
                                                                                               396,350
                                                                                         --------------
                      MEDIA                                                      4.4%
    2,000     US      Bright Horizons Family Solutions *                                        54,000
       75     DE      EM TV & Merchandising AG                                                  43,049
    1,200     US      SFX Entertainment Inc. Class A *                                          65,850
    2,500     US      Sylvan Learning Systems Inc.                                              76,249
                                                                                         --------------
                                                                                               239,148
                                                                                         --------------

TOTAL EQUITY INVESTMENTS (COST $4,354,687)                                      92.7%        5,078,391
                                                                                         --------------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                                         0.0%
       49     US      SSgA U.S. Government Money Market Fund                                        49
       28     US      SSgA Money Market Fund                                                        28
                                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS (COST $77)                                          0.0%               77
                                                                                         --------------

TOTAL INVESTMENTS (COST $4,354,764)**                                           92.7%        5,078,468

                      OTHER ASSETS LESS LIABILITIES                              7.3%          400,726
                                                                                         --------------
                      NET ASSETS                                               100.0%     $  5,479,194
                                                                                         --------------
                                                                                         --------------

--------------------------------
*    Non-income producing security.

ADR  American Depository Receipt

Tax Information:

**   For Federal income tax purposes, cost is $4,361,492 and the gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation   $ 935,125
Unrealized depreciation    (218,149)
                          ---------
Net unrealized
appreciation              $ 716,976
                          ---------
                          ---------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
Portfolio of Investments
 December 31, 1998

The Fund's investments in securities at December 31,1998, categorized by country:

                                                             % OF NET ASSETS
                                                ------------------------------------------
                                      COUNTRY                  SHORT-TERM AND
COUNTRY                                CODE       EQUITIES         OTHER          TOTAL
------------------------------------------------------------------------------------------
Canada                                  CA             5.5%                           5.5%
France                                  FR             7.2%                           7.2%
Germany                                 DE             5.6%                           5.6%
Ireland                                 IE             1.0%                           1.0%
Israel                                  IS             0.6%                           0.6%
Italy                                   IT             1.8%                           1.8%
Japan                                   JP             1.1%                           1.1%
Netherlands                             NL             0.9%                           0.9%
Norway                                  NO             2.4%                           2.4%
Spain                                   ES             6.3%                           6.3%
Sweden                                  SE             3.2%                           3.2%
Switzerland                             CH             5.9%                           5.9%
United Kingdom                          UK             3.4%                           3.4%
United States                           US            47.8%            7.3%          55.1%
                                                       ---              --      ----------
  Total                                               92.7%            7.3%         100.0%
                                                       ---              --      ----------
                                                       ---              --      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Health Care Fund
Management's Performance Review

        A strong stock price surge in the latter part of 1998 helped the Dresdner RCM Global Health Care Fund (the "Fund") provide investors with an attractive, competitive return for the year. In the 12 months ended December 31, 1998, the Fund earned a total return of 25.57%. That compares with returns of 33.41% for the Russell Midcap Health Care Index, and 28.58% for the Standard & Poor's 500 Stock Index.

MARKET OVERVIEW

        The year was characterized by an unusual degree of volatility in global markets. The first quarter started out very strongly, but gradually started to decline in the second quarter, as investors became concerned about slowing corporate earnings. As the summer unfolded, the collapse of the Russian ruble and continuing weakness in Japan and the rest of Asia led to a sell-off in global markets. Investors moved away from small and mid capitalization issues, in favor of the more liquid large caps. In response to these global events, the Federal Reserve implemented the first of three rate cuts in September -- which consequently bolstered investor confidence. Numerous central banks around the world followed suit, eventually restoring confidence to troubled stock and bond markets and setting the stage for a vigorous fourth quarter rebound.

        The Fund's performance paralleled these developments. Concentrating primarily in large-capitalization companies for most of the year, the Fund benefited from investors' flight to quality. Believing that confidence would be restored to the equity markets, we selectively added mid-sized companies to the portfolio, which contributed a strong supporting role to portfolio performance in the latter half of the year.

INVESTMENT APPROACH

        Central to Dresdner RCM's approach is the belief that rigorous fundamental research of health care securities can be combined with a disciplined methodology to uncover quality companies that generate strong earnings and solid growth prospects. We look for growth at reasonable valuations through the analysis of a company's earnings, product line, management capabilities and market expectations.

        Employing a bottom-up orientation in the selection process, we first choose candidates with favorable company characteristics and then apply our global economic perspective to stock selection. With focus on the changing market dynamics, we choose selective market weighting of the portfolio coupled with the potential for significant price appreciation through undiscovered and under-appreciated names in the sector.

SECTOR HIGHLIGHTS

        In 1998, major sector movements for the Fund included a reduction in exposure to health care services, and an increase in the weightings of large pharmaceuticals, mid cap specialty pharmaceuticals and medical devices.

        Our optimistic stance on health care services in 1997 was simply not borne out this year, a key reason for the portfolio's underperformance relative to its benchmark. Earlier in the year, we were attracted to health care services stocks because their valuations seemed more favorable than a number of the pharmaceutical and technology companies we were reviewing. One reason for underperformance in this sector was the difficulty many health maintenance organizations (HMOs) had in making accurate quarterly earnings reports, due to uncertainty over reimbursable expenses. We reduced our exposure to this sector in the second half of the year, but did not avoid the fact that health care services in general, and in almost every subsector, underperformed in 1998.

        Other areas that underperformed the market were biotechnology and medical device companies in the small- to mid-capitalization range, which were out of favor with investors for the first half of the year, as noted above.

        In the fourth quarter, the mid cap biotechnology companies in the portfolio received a significant boost, primarily as a result of the rapid, significant advances among technology and Internet stocks. Another reason for the biotechnology rally was the sector's extreme underperformance through the summer that spurred, in effect, a technical correction on the upside by the fall. With the flattening performance of some of the larger cap health care issues, funds flowed into the "high quality" mid-cap

 Dresdner RCM Global Health Care Fund
Management's Performance Review
pharmaceutical and larger-cap biotechnology stocks. Two examples of this mid-cap push include the performances of Sepracor and Sangstat Medical.

        We did, however, manage to find selected investment opportunities in the area of larger medical device companies. Contributing to the portfolio's total return were Bausch & Lomb, which benefited from growing attention by analysts, and Stryker (a surgery device company), due to outstanding growth prospects, a highly respected management team and manufacturing improvements. In the second half of the year, our large sector position in Amgen (the world's largest biotechnology company) appreciated dramatically, following the successful outcome of a product arbitration.

GEOGRAPHIC SUMMARY

        Generally, we believed that better valuations could be found closer to home than abroad in 1998. Only 15% of the portfolio was invested in Europe, with the remainder in the U.S. The opportunities to be found in Europe were concentrated where there were flurries of merger and acquisition activity, mimicking the merger frenzy that swept the U.S. pharmaceutical industry in the 1980's. Alza Corp. and Zeneca Group PLC are just two examples of companies in the portfolio that may benefit from merger activity, with Zeneca already in the final stages of a European consolidation with Sweden's Astra. We believe that the larger European pharmaceutical firms will continue to consolidate their positions in the marketplace in 1999 through acquisitions and the establishment of strategic alliances, and that the recent merger activity witnessed thus far (Zeneca/Astra, Synethelabo/Sanofi, Rhone-Poulenc/Hoechst) is likely to continue.

OUTLOOK

        We believe the current environment is characterized by historically high valuations across the health care sector, especially in the larger-cap U.S. issues. In keeping with our bottom-up investing style, however, we will continue to look carefully for reasonable valuations. This search is made more difficult because there are no specific sectors that we perceive as representing good value that are not also extraordinarily out of favor. Therefore, for the present, we are not contemplating anything like a sector rotation strategy that would presumably take advantage of the valuation discrepancies between sectors.

        Looking ahead, we believe mid-cap pharmaceutical firms are marginally more attractive than large caps on a relative basis. While large cap pharmaceuticals performed well in 1998, we do not believe they have a sufficient line-up of new products to sustain their long-term growth, and will need to increase their licensing activity to enhance profits. Our strategy will therefore focus on increased market weightings of those more optimistic large- and mid-cap issues along with the high growth prospect small- and mid-cap health care stocks. We will also maintain a close watch on general market appreciation and its inevitable inclusion of the core pharmaceuticals. And despite their continued underperformance, we will keep keen watch for the best growth prospects in the health care service arena and will stand poised to potentially re-enter this market should dynamics reverse.

 Dresdner RCM Global Health Care Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             FUND      RUSSELL MIDCAP HEALTH CARE INDEX    S&P 500 STOCK INDEX
12/31/96     $10,000                             $10,000                 $10,000
1/31/97      $10,700                             $10,353                 $10,625
2/28/97      $10,650                             $10,552                 $10,708
3/31/97       $9,910                              $9,637                 $10,268
4/30/97      $10,050                              $9,786                 $10,881
5/31/97      $11,140                             $10,712                 $11,544
6/30/97      $11,660                             $11,201                 $12,061
7/31/97      $11,990                             $11,904                 $13,021
8/31/97      $11,790                             $11,739                 $12,292
9/30/97      $13,110                             $12,373                 $12,965
10/31/97     $12,910                             $11,644                 $12,532
11/30/97     $13,110                             $11,886                 $13,113
12/31/97     $13,000                             $11,920                 $13,338
1/31/98      $13,189                             $11,938                 $13,486
2/28/98      $14,060                             $13,012                 $14,458
3/31/98      $14,584                             $13,725                 $15,199
4/30/98      $14,897                             $14,478                 $15,352
5/31/98      $14,261                             $14,231                 $15,088
6/30/98      $14,295                             $14,779                 $15,701
7/31/98      $14,216                             $14,392                 $15,533
8/31/98      $12,241                             $11,813                 $13,287
9/30/98      $13,659                             $13,577                 $14,139
10/31/98     $14,004                             $14,298                 $15,288
11/30/98     $15,109                             $15,021                 $16,215
12/31/98     $16,324                             $16,394                 $17,148

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Global Health Care Fund since the Fund's inception versus the Standard & Poor's 500 Stock Index(a) and the Russell Midcap Health Care Index.(b) The chart represents a cumulative return of 63.24%(c)(d) for the Fund. The average annual total return from the Fund's inception was 27.77%.(c)(d) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS(C)
DECEMBER 31, 1998

                     LIFE OF
    1 YEAR           FUND(D)
      25.57%           27.77%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

(b) The Russell Midcap Health Care Index is composed of all medium and medium/small health care companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(d)  The Fund commenced operations on December 31, 1996.

 Dresdner RCM Global Health Care Fund
Portfolio of Investments
December 31, 1998

                                                                               % OF       MARKET VALUE
 SHARES     COUNTRY                   EQUITY INVESTMENTS                    NET ASSETS      (NOTE 1)
-------------------------------------------------------------------------------------------------------
                      DRUGS AND HOSPITAL SUPPLIES                               85.5%
    2,200     US      Algos Pharmaceutical Corp. *                                        $      57,200
    1,588     DE      Altana AG                                                                 123,949
    6,200     US      Alza Corp. *                                                              323,950
    4,300     US      American Home Products Corp.                                              242,144
    3,800     US      Amgen Inc. *                                                              397,337
    4,400     US      Bausch & Lomb Inc.                                                        264,000
    1,100     US      Bristol Myers Squibb Co.                                                  147,194
   13,300     US      CIMA Labs Inc. *                                                           34,913
    2,500     US      Eli Lilly & Co. *                                                         222,187
    9,300     US      Gensia Sicor Inc. *                                                        42,141
    8,000     US      Inhale Therapeutic Systems *                                              264,000
    2,100     US      Johnson & Johnson                                                         176,138
    1,700     US      Medtronic Inc.                                                            126,225
    8,000     US      Monsanto Co.                                                              380,000
   14,700     US      NaPro BioTherapeutics Inc. *                                               20,672
      161     CH      Novartis AG                                                               316,495
      465     DK      Novo Nordisk A/S B shares                                                  61,373
    5,500     US      Novoste Corp. *                                                           156,062
      700     US      Pfizer Inc.                                                                87,806
       14     CH      Roche Holdings Ltd.                                                       170,836
   10,100     US      SangStat Medical Corp. *                                                  214,625
      430     DE      Schering AG                                                                54,023
    1,200     US      Sepracor Inc. *                                                           105,750
    7,600     US      Stryker Corp.                                                             418,475
    2,300     US      Warner Lambert Co.                                                        172,931
    2,500     UK      Zeneca Group PLC (ADR)                                                    112,188
                                                                                         --------------
                                                                                              4,692,614
                                                                                         --------------
                      HEALTH CARE SERVICES                                      14.5%
    2,700     US      Allegiance Corp.                                                          125,887
    4,400     US      American Dental Partners *                                                 50,875
    3,150     US      Bergen Brunswig Corp.                                                     109,856
    1,800     US      Cardinal Health Inc.                                                      136,575
    1,800     US      Covance Inc. *                                                             52,425
    1,500     US      HCR Manor Care Inc. *                                                      44,062
    5,500     US      Health Management Associates Inc.                                         118,938
    3,000     US      Universal Health Services Inc. Class B *                                  155,636
                                                                                         --------------
                                                                                                794,254
                                                                                         --------------

TOTAL EQUITY INVESTMENTS (COST $4,533,224)                                     100.0%         5,486,868
                                                                                         --------------

TOTAL INVESTMENTS (COST $4,533,224) **                                         100.0%         5,486,868
                      OTHER ASSETS LESS LIABILITIES                              0.0%               137
                                                                                         --------------
                      NET ASSETS                                               100.0%     $   5,487,005
                                                                                         --------------
                                                                                         --------------

--------------------------------
*    Non-income producing security.

ADR  American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Health Care Fund
Portfolio of Investments
December 31, 1998

Tax Information:

**   For Federal income tax purposes, cost is $4,536,398 and the gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation   $   1,111,909
Unrealized depreciation        (161,439)
                          -------------
Net unrealized
appreciation              $     950,470
                          -------------
                          -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1998, categorized by country:

                                                             % OF NET ASSETS
                                                ------------------------------------------
                                      COUNTRY                    SHORT-TERM
COUNTRY                                CODE       EQUITIES       AND OTHER        TOTAL
------------------------------------------------------------------------------------------
Denmark                                 DK             1.1%                           1.1%
Germany                                 DE             3.2%                           3.2%
Switzerland                             CH             8.9%                           8.9%
United Kingdom                          UK             2.0%                           2.0%
United States                           US            84.8%                          84.8%
                                                    ------              --      ----------
  Total                                              100.0%             --          100.0%
                                                    ------              --      ----------
                                                    ------              --      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
Management's Performance Review

        The Dresdner RCM Large Cap Growth Fund (the "Fund") posted a total return of 44.11% for the 12 months ended December 31, 1998, versus a return of 28.58% for the Standard & Poor's 500 stock index (S&P 500).

MARKET OVERVIEW

        In an unusually volatile year, large cap growth stocks led the market once again, particularly in the areas of drugs and technology. Within the S&P 500, five technology stocks (Microsoft, Dell Computer, Intel, Lucent Technologies, and Cisco Systems) contributed more than 25% of the entire year's gain.

        Milder-than-anticipated repercussions from Asia's currency and economic problems buoyed the markets in the first quarter, which saw the S&P 500 register its 11th- best one-quarter advance since World War II. Weak commodity prices, particularly for oil, continued to generate downward pressure on both inflation and interest rates, further bolstering equities.

        In the second quarter, the markets cooled in response to persistent concerns about Asia's economies and a declining trend in corporate earnings. The collapse of the Russian ruble in late August further eroded investor confidence and equity markets in the U.S. and Europe experienced a sharp sell-off. The S&P 500 declined by 9.95% in the third quarter.

        Responding to prospects of a global economic slowdown, the Federal Reserve instituted the first of three cuts in short-term interest rates late in September. Over the next several months, central banks around the world followed the U.S. lead, resulting in a total of 66 rate cuts. This concerted effort to ease credit set the stage for a dramatic rebound in the markets, reflected in the S&P 500's 21% gain in the fourth quarter.

INVESTMENT APPROACH

        Our assessment of fundamental value and growth potential persuaded us to stay with a number of strong franchise stocks that had reached historically high valuations -- and which subsequently rose to even higher levels. Ongoing market concern about the Asian recession put a greater emphasis on companies with a high degree of earnings certainty, even if that sometimes meant paying a premium for quality and liquidity.

        While macroeconomic and industry factors play a role in our investment process, our approach is based on bottom-up stock selection. The focus is on company fundamentals such as industry leadership, sound management and superior products. We try to buy these companies at reasonable valuations, but the most crucial determinant is earnings certainty.

SECTOR HIGHLIGHTS

        Throughout 1998, our emphasis on stocks with limited Asian exposure and substantial domestic sales led us to overweight the portfolio in drugs, health care services, technology, and electronics. Relative to our benchmark, being underweighted or uninvested in sectors such as energy and chemical/textiles also enhanced portfolio performance.

        Health care was our most consistent sector. Holdings that contributed strongly to performance included Amgen, Pfizer and Sofamor/Danek Group. Our holdings in this sector met our earnings growth forecasts and comprised 18% of the portfolio versus 13% for the S&P 500.

        As the markets declined in late summer, our research convinced us that significant upward momentum remained in a number of technology companies. Recognizing that these companies declined on market concerns rather than fundamentals, we proceeded to add to our positions in America Online, Cisco Systems, Dell, EMC, Nokia and Microsoft. Together, these moves had the most positive single impact on portfolio performance in 1998.

        Responding to warnings from our economists about developing problems in the global financial markets related to currency instability, we cut back on our exposure to the interest-sensitive sector in the third quarter by reducing our weighting in Citigroup and the sub-prime lender Amresco, and selling Household International and BankAmerica. That helped us avoid some serious losses in the third-quarter downdraft that engulfed the equity markets.

OUTLOOK

        As we look ahead to 1999, we see an investment landscape that has many similarities with the world in early 1998. Tech-driven volatility, in part due to Y2K concerns,

 Dresdner RCM Large Cap Growth Fund
Management's Performance Review
will again be a factor. Following the pattern of the last several years, growth stocks should outperform cyclicals. If the U.S. economy continues strongly into a record ninth year -- and earnings follow -- share prices of economically sensitive stocks could well regain some ground at the expense of growth stocks. However the markets evolve, we will continue to carefully evaluate company fundamentals to determine basic value and growth potential, regardless of sector or country.

 Dresdner RCM Large Cap Growth Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             FUND      S&P 500 STOCK INDEX
12/31/96     $10,000                 $10,000
1/31/97      $10,640                 $10,625
2/28/97      $10,570                 $10,708
3/31/97       $9,920                 $10,268
4/30/97      $10,490                 $10,881
5/31/97      $11,300                 $11,544
6/30/97      $11,880                 $12,061
7/31/97      $13,020                 $13,021
8/31/97      $12,210                 $12,292
9/30/97      $13,230                 $12,965
10/31/97     $12,930                 $12,532
11/30/97     $13,140                 $13,113
12/31/97     $13,199                 $13,338
1/31/98      $13,599                 $13,486
2/28/98      $14,647                 $14,458
3/31/98      $15,337                 $15,199
4/30/98      $15,737                 $15,352
5/31/98      $15,263                 $15,088
6/30/98      $16,190                 $15,701
7/31/98      $16,232                 $15,533
8/31/98      $13,515                 $13,287
9/30/98      $14,716                 $14,139
10/31/98     $15,737                 $15,288
11/30/98     $16,864                 $16,215
12/31/98     $19,020                 $17,148

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Large Cap Growth Fund since the Fund's inception versus the Standard & Poor's 500 Index.(a) The chart represents a cumulative return of 90.20%(b)(c) for the Fund. The average annual total return from the Fund's inception was 37.91%.(b)(c) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS(B)
DECEMBER 31, 1998

                     LIFE OF
    1 YEAR           FUND(C)
      44.11%           37.91%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(c)   The Fund commenced operations on December 31, 1996.

 Dresdner RCM Large Cap Growth Fund
Portfolio of Investments
 December 31, 1998

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES SECTOR                                                  14.6%
                      BEVERAGE AND TOBACCO                                     4.3%
    1,100     US      Coca Cola Co.                                                     $     73,563
    2,400     US      Coca Cola Enterprises Inc.                                              85,800
    1,100     US      PepsiCo Inc.                                                            45,031
    2,500     US      Philip Morris Co. Inc.                                                 133,750
                                                                                       --------------
                                                                                             338,144
                                                                                       --------------
                      GENERAL RETAIL                                           5.2%
    1,000     US      Costco Cos. Inc. *                                                      72,188
    1,400     US      Dayton Hudson Corp.                                                     75,950
    1,500     US      Home Depot Inc.                                                         91,781
    1,000     US      Lowe's Companies Inc.                                                   51,188
    1,000     US      Nordstrom Inc.                                                          34,687
    1,100     US      Wal Mart Stores Inc.                                                    89,581
                                                                                       --------------
                                                                                             415,375
                                                                                       --------------
                      HOUSEHOLD/RELATED NON-DURABLES                           3.3%
      500     US      Clorox Co.                                                              58,406
      700     US      Colgate Palmolive Co.                                                   65,013
    1,200     US      Gillette Co.                                                            57,975
      900     US      Procter & Gamble Co.                                                    82,181
                                                                                       --------------
                                                                                             263,575
                                                                                       --------------
                      LEISURE TIME PRODUCT/SERVICES                            1.8%
      700     US      McDonalds Corp.                                                         53,637
    1,800     US      Tricon Global Restaurants Inc.                                          90,225
                                                                                       --------------
                                                                                             143,862
                                                                                       --------------
CAPITAL GOODS SECTOR                                                           7.8%
                      AEROSPACE/DEFENSE                                        0.7%
      900     US      General Dynamics Corp. *                                                52,763
                      ELECTRICAL EQUIPMENT                                     3.3%
    2,600     US      General Electric Co.                                                   265,362
                      INDUSTRIAL EQUIPMENT                                     3.8%
    4,000     US      Tyco International Ltd.                                                301,750
ENERGY SECTOR                                                                  0.8%
                      ENERGY                                                   0.8%
    1,700     US      Burlington Resources Inc.                                               60,881
HEALTH CARE SECTOR                                                            17.8%
                      DRUGS AND HOSPITAL SUPPLIES                             16.9%
    1,900     US      Alza Corp. *                                                            99,275

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
Portfolio of Investments
 December 31, 1998

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      DRUGS AND HOSPITAL SUPPLIES (CONTINUED)
    1,200     US      American Home Products Corp.                                      $     67,575
    2,300     US      Amgen Inc. *                                                           240,494
      800     US      Johnson & Johnson                                                       67,100
    2,400     US      Eli Lilly & Co. *                                                      213,300
      400     US      Medtronic Inc.                                                          29,700
    1,600     US      Monsanto Co.                                                            76,000
    2,200     US      Pfizer Inc.                                                            275,962
    1,700     US      SangStat Medical Corp. *                                                36,125
      500     US      Sofamor/Danek Group Inc. *                                              60,875
    2,300     US      Warner Lambert Co.                                                     172,931
                                                                                       --------------
                                                                                           1,339,337
                                                                                       --------------
                      HEALTH CARE SERVICES                                     0.9%
      900     US      Cardinal Health Inc.                                                    68,288
INTEREST SENSITIVE SECTOR                                                      8.0%
                      BANKING                                                  3.1%
    2,400     US      Bank of New York Inc.                                                   96,600
    1,500     US      Citigroup Inc.                                                          74,250
      800     US      Firstar Corp. Wisconsin                                                 74,600
                                                                                       --------------
                                                                                             245,450
                                                                                       --------------
                      GENERAL FINANCE                                          3.1%
    3,500     US      AMRESCO Inc. *                                                          30,625
      800     US      Associates First Capital Corp. Class A                                  33,900
    2,800     US      Federal Home Loan Mortgage Corp.                                       180,425
                                                                                       --------------
                                                                                             244,950
                                                                                       --------------
                      INSURANCE                                                1.8%
    1,500     US      American International Group Inc. *                                    144,938
TECHNOLOGY SECTOR                                                             22.6%
                      COMPUTERS AND OFFICE EQUIPMENT                           5.7%
    1,700     US      Compaq Computer Corp.                                                   71,294
    1,500     US      Dell Computer Corp.                                                    109,781
    1,500     US      E M C Corp. *                                                          127,500
      800     US      International Business Machines                                        147,800
                                                                                       --------------
                                                                                             456,375
                                                                                       --------------
                      ELECTRONICS AND NEW TECHNOLOGY                           9.4%
    1,100     US      Ascend Communications Inc. *                                            72,325
    2,000     US      Cisco Systems Inc.                                                     185,625
    1,200     US      Intel Corp.                                                            142,275
      900     US      Lucent Technologies Inc.                                                99,000
    1,700     FI      Nokia Corp. (ADR A)                                                    204,744

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
Portfolio of Investments
 December 31, 1998

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      ELECTRONICS AND NEW TECHNOLOGY (CONTINUED)
      500     US      Texas Instruments Inc.                                            $     42,781
                                                                                       --------------
                                                                                             746,750
                                                                                       --------------
                      TECHNOLOGY SERVICES                                      7.5%
    1,800     US      America Online Inc.                                                    288,000
      700     US      BMC Software Inc.                                                       31,194
    2,000     US      Microsoft Corp.                                                        277,375
                                                                                       --------------
                                                                                             596,569
                                                                                       --------------
TELEMEDIA/SERVICES SECTOR                                                      9.1%
                      COMMUNICATION SERVICES                                   7.8%
      600     US      Airtouch Communications Inc.                                            43,275
    1,200     US      GTE Corp.                                                               78,000
    1,600     US      Intermedia Communications of Florida Inc.                               27,600
    4,400     US      MCI WorldCom Inc. *                                                    315,700
    3,100     US      Nextel Communications Inc. *                                            73,238
    1,500     US      SBC Communications Inc.                                                 80,437
                                                                                       --------------
                                                                                             618,250
                                                                                       --------------
                      MEDIA                                                    1.3%
    1,300     US      Clear Channel Communications                                            70,850
      800     US      General Motors Corp.                                                    31,750
                                                                                       --------------
                                                                                             102,600
                                                                                       --------------

TOTAL EQUITY INVESTMENTS (COST $4,333,675)                                    80.7%        6,405,219
                                                                                       --------------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                                       8.1%
  320,009     US      SSgA U.S. Government Money Market Fund                                 320,009
  320,010     US      SSgA Money Market Fund                                                 320,010
                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $640,019)                                   8.1%          640,019
                                                                                       --------------

TOTAL INVESTMENTS (COST $4,973,694) **                                        88.8%        7,045,238

                      OTHER ASSETS LESS LIABILITIES                           11.2%          889,964
                                                                                       --------------
                      NET ASSETS                                             100.0%     $  7,935,202
                                                                                       --------------
                                                                                       --------------

--------------------------------
*    Non-income producing security.

ADR American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
Portfolio of Investments
 December 31, 1998

Tax Information:

**   For Federal income tax purposes, cost is $5,036,277 and the gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation   $   2,110,561
Unrealized depreciation        (101,600)
                          -------------
Net unrealized
appreciation              $   2,008,961
                          -------------
                          -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1998, categorized by country:

                                                                 % OF NET ASSETS
                                                    ------------------------------------------
                                          COUNTRY                    SHORT-TERM
COUNTRY                                    CODE       EQUITIES        AND OTHER       TOTAL
----------------------------------------------------------------------------------------------
Finland                                     FI             2.6%                           2.6%
United States                               US            78.1%           19.3%          97.4%
                                                           ---             ---      ----------
  Total                                                   80.7%           19.3%         100.0%
                                                           ---             ---      ----------
                                                           ---             ---      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
Management's Performance Review

        An equity market rally toward the end of last year helped the Dresdner RCM Biotechnology Fund (the "Fund") provide investors with a solid, positive return for 1998. In the 12 months ended December 31, 1998, the Fund earned a total return of 17.76%. While considered an attractive return in most environments, the Fund significantly underperformed its benchmark. The NASDAQ/Biotechnology Index had a return of 44.30%, while the Standard & Poor's 500 Stock Index rose 28.58%. It should be noted that these indices are heavily weighted toward the larger capitalization biotechnology companies, of which there are few.

MARKET OVERVIEW

        The markets exhibited an unusual degree of volatility through 1998, largely reflecting unease with continuing economic weakness in Asia and Latin America, as well as a pattern of declining corporate earnings. In August, the decline of the Russian ruble precipitated a sharp contraction of U.S. and European markets as investors fled equities for the relative safety of bonds. The convergence of these events created a movement away from small- to mid-cap issues -- which comprise the majority of companies in the biotechnology sector -- toward larger capitalization stocks as investors sought out more liquid issues. The outstanding performance of these issues precipitated the exodus out of the small- and mid-cap names thus further depressed pricing of this sector.

        In response to economic uncertainties, we gradually moved about 10% of assets into a cash position by summer. By the third quarter, central banks around the world had moved to ease credit by instituting a series of 66 short-term rate reductions. The goal was to relieve deflationary pressure, stimulate growth and restore investor confidence worldwide. In response, the markets rebounded dramatically in the fourth quarter, and the climate for biotechnology began to brighten considerably. Becoming less defensive, we increased our equity weighting and also bought undervalued medical devices stocks -- an area that rebounded sharply as we neared year-end. The rally in biotechnology stocks was due, in part, to the group's underperformance through the summer. In effect, we saw a technical correction for this sector on the upside throughout the Fall.

INVESTMENT APPROACH

        Central to Dresdner RCM's approach is the belief that rigorous fundamental research of biotechnology securities can be combined with a disciplined methodology to uncover high-quality companies that generate strong earnings and have solid growth prospects. We look for growth at reasonable valuations through the analysis of a company's earnings, product line, management capabilities and market expectations. With a portion of the portfolio representing relative market weighting, the investment thrust is to benefit from both market performance and individual issue outperformance, many of which can be quite dramatic.

        Employing a bottom-up orientation in the selection process, we first choose candidates with favorable company characteristics and then apply our global economic perspective to stock selection. The prices of these companies' shares are largely driven by information flow relating to development-stage products. Our team endeavors to understand the essence of this information flow, whether scientific, clinical, regulatory, or market-related, well before wide dissemination and understanding.

SECTOR HIGHLIGHTS

        Our underweighting in large cap pharmaceuticals was a key reason for the portfolio's underperformance versus its benchmark last year. The market shift to larger companies was in direct response to the market's volatility around the world and a flight to quality by investors. With a conscious degree of small cap diversification, our performance lacked the strongly large cap weighting of the indices and did not recognize the outstanding profit potential of many of the smaller development-stage companies.

        In the large company sector, we had also purchased pharmaceutical stocks, in anticipation of two impending mergers. One major merger activity involved Smithkline Beecham PLC and Glaxo Wellcome PLC; a second concerned the merger of American Home Products and Monsanto. After their announcements, the proposed mergers came undone, primarily because of the incompatibility of the corresponding senior management teams. Once the merger talks ended, the valuations for these stocks declined as well. We estimate these failed mergers contributed as much as 18% of the underperformance.

 Dresdner RCM Biotechnology Fund
Management's Performance Review

        Toward year-end, the mid cap biotechnology companies in the portfolio received a significant boost, primarily as a result of the "halo effect" that accompanied the advances among technology and Internet stocks. Investors who liked technology stocks in the last quarter of 1998 paid attention to biotechnology as well. The relatively flat performance of the large cap pharmaceuticals additionally contributed to an investor shift into the biotechnology issues.

OUTLOOK

        As we look forward to 1999, there are many companies under review that continue to fit within our investment themes. The first theme, identifying firms with significant earnings potential from specific products, can be illustrated by two examples. We think Amgen, Inc (the world's largest biotechnology company), which appreciated dramatically last year following the successful outcome of a product arbitration for its superior NESP product, has more room to grow from significant market expansion opportunities.

        We have a significant position in Forest Laboratories. The launch of Celebrex, an antidepressant similar to Lilly's Prozac, has gone much better than expected largely due to a better product profile, lower pricing and the marketing muscle of Warner-Lambert. With the anti-depressant market so robust, any incremental penetration into the market has tremendous revenue potential for Forest and extraordinary earnings leverage for a mid-cap company.

        Inhale Therapeutic System's line of nasally delivered drugs provides a good example of our second biotech theme, which favors "platform technologies" that can support a range of products. With late stage clinical trials on insulin currently ongoing with Pfizer, Inhale has proven that their platform technology will truly revolutionize medicine and potentially change the way every diabetic is treated. A recent collaboration with biotech company Biogen on an inhaled version of a very successful multiple sclerosis drug confirms the promise and broad applicability of the Inhale technology.

        Overall, we remain very positive on the long-term outlook for biotechnology companies, especially since smaller cap issues continue to offer attractive returns while mid- and large-cap names appear more fairly valued as we move forward in 1999. Over the long-term, we believe the fundamentals underpinning growth in this sector are still profound. Demographic pressures and technological advances will support the increasing demand for biotechnology products for many years to come. As funds flow out of some of the large-cap holdings, the natural recipient is the undervalued and highly promising small-cap technology stocks.

 Dresdner RCM Biotechnology Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             FUND      NASDAQ BIOTECH INDEX    RUSSELL 2000 INDEX    AMEX BIOTECH INDEX
12/97        $10,000                  $10,175              $10,071                $10,042
1/98         $10,260                  $10,140               $9,912                 $9,734
2/98         $10,490                  $10,572              $10,644                 $9,936
3/98         $10,590                  $11,363              $11,083                $10,791
4/98         $10,470                  $11,107              $11,144                $10,830
5/98         $10,350                  $10,719              $10,543                 $9,971
6/98         $10,040                  $10,649              $10,565                 $9,079
7/98         $10,110                  $10,971               $9,710                 $8,531
8/98          $7,930                   $8,560               $7,824                 $6,462
9/98          $9,110                  $10,692               $8,437                 $8,618
10/98         $9,880                  $11,585               $8,781                $10,146
11/98        $10,560                  $11,987               $9,241                $10,116
12/98        $11,776                  $14,681               $9,813                $11,446

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Biotechnology Fund since the Fund's inception versus the American Stock Exchange Biotechnology Index,(a) the NASDAQ Biotechnology Index,(b) and the Russell 2000 Index.(c) The chart represents a cumulative return of 17.76%(d)(e) for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS(D)
DECEMBER 31, 1998

                     LIFE OF
    1 YEAR           FUND(E)
      17.76%           17.70%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The American Stock Exchange Biotechnology Index is an equal-dollar weighted index that attempts to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. This Index was developed with a base level of 200 stocks as of October 18, 1991.

(b) The NASDAQ Biotechnology Index is a capitalization-weighted index that attempts to measure the performance of all NASDAQ stocks in the biotechnology sector. This Index was developed with a base value of 200 stocks as of November 1, 1993.

(c) The Russell 2000 Index is composed of the 2,000 smallest securities in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market.

(d) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(e)   The Fund began operations on December 30, 1997.

 Dresdner RCM Biotechnology Fund
Portfolio of Investments
 December 31, 1998

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      DRUGS AND HOSPITAL SUPPLIES                             98.4%
    6,000     US      Algos Pharmaceutical Corp. *                                      $    156,000
    1,035     DE      Altana AG                                                               80,785
    4,800     US      Alza Corp. *                                                           250,800
    1,900     US      American Home Products Corp.                                           106,994
    2,655     US      Amgen Inc. *                                                           277,613
    3,000     US      Anesta Corp. *                                                          79,875
    2,400     US      Bausch & Lomb Inc.                                                     144,000
    1,400     CA      BioChem Pharma Inc.                                                     40,075
    3,000     US      Chiron Corp. *                                                          78,563
    5,700     US      Dura Pharmaceuticals Inc. *                                             86,569
    1,500     US      Genentech Inc.                                                         119,531
    2,500     US      Gilead Sciences Inc. *                                                 102,656
    1,500     US      Hyseq Inc. *                                                             7,875
    6,700     US      Inhale Therapeutic Systems *                                           221,100
    1,000     US      Johnson & Johnson                                                       83,875
   11,000     US      Ligand Pharmaceuticals Inc. Class B *                                  127,875
    1,100     US      Medtronic Inc.                                                          81,675
    5,500     US      Monsanto Co.                                                           261,250
    6,000     US      NaPro BioTherapeutics Inc. *                                             8,438
       39     CH      Novartis AG                                                             76,666
      581     DK      Novo Nordisk A/S B shares                                               76,683
    4,600     US      Novoste Corp. *                                                        130,525
    5,000     US      NPS Pharmaceuticals Inc. *                                              38,437
      400     US      Perkin Elmer Corp.                                                      39,025
    4,500     US      Pharmacyclics Inc. *                                                   114,750
    5,500     US      Progenics Pharmaceuticals Inc. *                                        68,062
    9,600     US      SangStat Medical Corp. *                                               204,000
      130     DE      Schering AG                                                             16,333
    1,700     US      Sepracor Inc. *                                                        149,813
    4,500     US      St. Jude Medical Inc. *                                                124,594
    4,000     US      Stryker Corp.                                                          220,250
    4,000     US      SUGEN Inc. *                                                            59,000
    2,200     US      Synaptic Pharmaceutical Corp. *                                         33,000
    8,000     US      Triangle Pharmaceuticals Inc. *                                        109,000
    1,600     UK      Zeneca Group PLC (ADR)                                                  71,800
                                                                                       --------------
                                                                                           3,847,487
                                                                                       --------------

TOTAL EQUITY INVESTMENTS (COST $3,438,783)                                    98.4%        3,847,487
                                                                                       --------------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                                       1.5%
   30,165     US      SSgA U.S. Government Money Market Fund                                  30,165
   30,185     US      SSgA Money Market Fund                                                  30,185
                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $60,350)                                    1.5%           60,350
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
Portfolio of Investments
 December 31, 1998

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $3,499,133) **                                        99.9%     $  3,907,837
                      OTHER ASSETS LESS LIABILITIES                            0.1%            3,135
                                                                                       --------------
                      NET ASSETS                                             100.0%     $  3,910,972
                                                                                       --------------
                                                                                       --------------

--------------------------------
*    Non-income producing security.

ADR American Depository Receipt

Tax Information:

**   At December 31, 1998, the aggregate cost of investments for book and
    Federal income tax was the same.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1998, categorized by country:

                                                                  % OF NET ASSETS
                                                    --------------------------------------------
                                          COUNTRY                     SHORT-TERM
COUNTRY                                    CODE       EQUITIES         AND OTHER        TOTAL
------------------------------------------------------------------------------------------------
Canada                                      CA             1.0%                             1.0%
Denmark                                     DK             1.9%                             1.9%
Germany                                     DE             2.5%                             2.5%
Switzerland                                 CH             1.9%                             1.9%
United Kingdom                              UK             1.8%                             1.8%
United States                               US            89.3%             1.6%           90.9%
                                                           ---               --       ----------
  Total                                                   98.4%             1.6%          100.0%
                                                           ---               --       ----------
                                                           ---               --       ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
Management's Performance Review

        The Dresdner RCM Emerging Markets Fund (the "Fund") had a total return of -8.50% for the 12 months ended December 31, 1998, versus a return of -25.34% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and -26.87% for the average emerging markets fund tracked by Lipper Analytical.

MARKET REVIEW

        Despite the volatility and global turmoil in 1998 that roiled the world markets, we are pleased to report that we navigated the treacherous environment successfully. The currency crisis precipitated in Asia one year ago continued to shake global credit markets throughout the year, threatening the economies and equity markets around the world. Russia defaulted on its debt, Malaysia imposed capital controls, and Japan's banks continued to sink under the weight of bad debts, reviving investor fears of systemic financial risk and provoking a flight to quality.

INVESTMENT APPROACH

        Throughout the year, we continued to manage the portfolio on the basis of our fundamental investment philosophy -- that is, rigorous evaluation of securities combined with a disciplined valuation methodology and below average risk profile.

        Relying on our global research capabilities, we endeavored to identify and invest in companies with sound fundamentals, including focused management, strong franchises, sustained earnings growth and free cash flow. This philosophy led us to maintain our position in secular, long-term growth industries such as telecommunications and technology.

SECTOR HIGHLIGHTS

        We concentrated on franchise businesses -- such as Argentina's largest company, the oil driller YPF Sociedad, and the Peruvian precious metals company, Buenaventura. Both are good examples of companies with strong management and ample free cash flows. Companies with the resources to generate adequate internal cash flow tend to prevail over their competition in a scenario like last year's, where investors encountered shrinking global liquidity and rising risk premiums.

        We also focused opportunistically on utilities, such as Mexico's Telmex, a telephone company in a strong domestic franchise and stable cash flow. Focusing on telecommunications is the inherent characteristic of free cash flow generation to the Fund's internal growth during difficult economic environments.

        In the tech sector, the Korean electronics giant Samsung represents the Fund's largest position. Additional exposure in this sector included DiData and New Dimension Software, given emerging market companies' needs to outsource projects for Y2K.

GEOGRAPHIC SUMMARY

        Over the course of the year, we increased our positions in Eastern Europe, specifically Poland, Hungary and Greece. We believe the European Monetary Union will create a favorable financial and trading environment that will promote opportunity in these markets as well as in Portugal.

        As the Yen began a strong rally against the U.S. dollar in October, we reversed our first-half strategy of underweighting in Asia and selectively moved to overweight the region. We particularly liked South Korea and Taiwan. We believed that the South Korean government was adopting the reforms needed to restore growth, including the restructuring of the country's bloated industrial conglomerates. South Korea's stock index rose 141.15% in dollar terms almost entirely during the fourth quarter of 1998. With regard to Taiwan, we expect this market to benefit from a resurgence in the U.S. technology sector. Expecting that its economy will benefit from a decline in interest rates, we also overweighted the portfolio in the Philippines.

        At the same time, we significantly reduced our exposure to Latin America, as we expected Brazil to devalue early in the first quarter of 1999, and we were concerned over the effect it would have on regional markets.

OUTLOOK

        Looking forward to 1999, we expect a continuation of volatility in the world's emerging markets. We believe that stock selection will continue to be critical to outperformance. In Europe, we anticipate maintaining our current investments in the developing markets, which will benefit from proximity to Euroland. In Latin America, we're likely to maintain an underweight position in response to continuing weakness in commodity prices.

 Dresdner RCM Emerging Markets Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             FUND      MSCI EMERGING FREE     IFC EMERGING MARKETS
12/97         $9,990                $10,024                 $10,015
1/98          $9,720                 $9,238                  $9,358
2/98         $10,530                $10,203                 $10,314
3/98         $10,950                $10,645                 $10,718
4/98         $11,120                $10,529                 $10,747
5/98          $9,920                 $9,087                  $9,406
6/98          $9,170                 $8,134                  $8,444
7/98          $9,590                 $8,391                  $8,779
8/98          $7,660                 $5,965                  $6,311
9/98          $7,810                 $6,344                  $6,615
10/98         $8,660                 $7,012                  $7,375
11/98         $8,910                 $7,595                  $7,812
12/98         $9,141                 $7,485                  $7,930

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Emerging Markets Fund since the Fund's inception versus the MSCI Emerging Markets Free Index(a) and the IFC Index of Investable Emerging Markets.(b) The chart represents a cumulative return of -8.59%(c)(d) for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS(C)
DECEMBER 31, 1998

                  LIFE OF
   1 YEAR         FUND(D)
     -8.50%         -8.56%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The MSCI Emerging Markets Free Index is a market capitalization-weighted index composed of 981 companies in 26 emerging market countries. The average market capitalization size of the listed companies is US$800 million.

(b) The IFC Index of Investable Emerging Markets represents the IFC Investable regional total return composite. The term investable indicates that the stocks and the weights in the IFCI index represent the amount that the foreign institutional investors might buy by the virtue of the foreign institutional restrictions (either at the national level or by the individual company's corporate statute) plus factoring in minimum market capitalization and liquidity screens.

(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(d)  The Fund began operations on December 30, 1997.

 Dresdner RCM Emerging Markets Fund
Portfolio of Investments
 December 31, 1998

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES SECTOR                                                  13.5%
                      BEVERAGE/TOBACCO                                         6.5%
    2,700     MX      Coca Cola FEMSA S.A. de C.V. (ADR)                                $     35,775
   20,000     MX      Grupo Modelo SA de CV Series C                                          42,366
      850     GR      Hellinic Bottling Co. S.A.                                              26,239
    3,000     CL      Quilmes Industrial S.A. (Quinsa)                                        27,937
    2,700     SA      South African Breweries Inc.                                            45,530
                                                                                       --------------
                                                                                             177,847
                                                                                       --------------
                      FOOD AND FOOD PROCESSING                                 1.0%
   33,000     MX      Grupo Industrial Maseca S.A. de CV Class B                              26,694
                      GENERAL RETAIL                                           5.4%
    1,000     IS      Blue Square-Israel Ltd. (ADR)                                           10,375
   21,800     MX      Cifra SA de CV Series V                                                 26,451
    3,800     BR      Companhia Brasileira De Distribuicao Grupo Pao de
                      Acucar (ADR) *                                                          58,900
      600     PT      Jeronimo Martins                                                        32,823
    3,800     MX      Organizacion Soriana S.A. B shares                                      12,257
    1,000     IS      Tefron Ltd. *                                                            6,562
                                                                                       --------------
                                                                                             147,368
                                                                                       --------------
                      HOUSEHOLD/RELATED NON-DURABLES                           0.6%
    5,000     MX      Kimberly-Clark de Mexico-A                                              15,925

CYCLICALS/CAPITAL GOODS SECTOR                                                10.9%
                      BUILDING/CONSTRUCTION                                    3.6%
   78,000     CI      China Resources Beijing Land                                            19,633
   18,000     CI      China Resources Enterprise Ltd.                                         27,997
    5,000     MX      Corporacion GEO S.A. de CV                                              13,903
    4,000     HK      Sun Hung Kai Properties Ltd.                                            29,172
      600     HU      Zalakeramia Rt                                                           7,274
                                                                                       --------------
                                                                                              97,979
                                                                                       --------------
                      CONSUMER DURABLES                                        0.4%
   86,000     CI      IDT International Ltd.                                                  11,545
                      ELECTRICAL EQUIPMENT                                     1.7%
    4,450     PO      Elektrim S.A.                                                           48,177
                      RAW/BASIC MATERIALS                                      5.2%
    3,000     SG      Asia Pulp & Paper Co. Ltd. (Sponsored ADR) *                            24,563
   10,100     SA      Billiton PLC                                                            20,088
    5,000     PE      Compania De Minas Buenaventura S.A. (Sponsored
                      ADR)                                                                    65,000
    2,322     SA      Impala Platinum Holdings Ltd.                                           31,577
                                                                                       --------------
                                                                                             141,228
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
Portfolio of Investments
 December 31, 1998

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
ENERGY SECTOR                                                                  6.3%
                      ENERGY                                                   6.3%
    1,300     RU      Lukoil Holding (Sponsored ADR)                                    $     20,312
    1,850     HU      MOL Magyar Olaj-Es Gazipari Rt                                          50,741
  310,000     BR      Petroleo Brasiliers S.A. (Petrobras) *                                  35,150
    2,350     AR      YPF S.A. (Sponsored ADR)                                                65,653
                                                                                       --------------
                                                                                             171,856
                                                                                       --------------
INTEREST SENSITIVE SECTOR                                                     27.5%
                      BANKING                                                 18.1%
      450     GR      Alpha Credit Bank                                                       46,952
      800     PT      Banco Comercial Portugues S.A.                                          24,595
    1,050     PT      Banco Commercial Portugues S.A.                                         31,894
    1,526     AR      Banco de Galicia y Buenos Aires                                         26,896
    8,500     SG      Development Bank of Singapore                                           76,758
      430     GR      Ergo Bank S.A.                                                          49,748
   15,400     KR      Kookmin Bank                                                           125,633
   16,000     PH      Philippine Commercial International Bank                                66,632
    9,090     SA      Standard Bank Investment Corp.                                          27,814
    1,200     BR      Unibanco (Sponsored GDR)                                                17,325
                                                                                       --------------
                                                                                             494,247
                                                                                       --------------
                      INSURANCE                                                0.3%
   10,000     HK      National Mutual Asia Ltd. *                                              7,422
                      UTILITIES                                                9.1%
  273,000     CI      Beijing Datang Power Generation Co. Ltd.                                81,929
      600     CL      Chilectra S.A. (Sponsored ADR)                                          13,059
3,200,000     BR      Cia Paranaense De Energie Pfd. *                                        23,042
    1,190     PT      Electricidade De Portugal SP (ADR)                                      53,029
  546,000     BR      Eletropaulo Metropolitana Pref                                          25,306
      800     CL      Gener S.A. (Sponsored ADR)                                              12,800
      200     KR      Korea Electric Power Corp.                                               4,956
    2,300     KR      Korea Electric Power Corp. (Sponsored ADR)                              36,081
                                                                                       --------------
                                                                                             250,202
                                                                                       --------------

TECHNOLOGY SECTOR                                                             15.2%
                      COMPUTERS/OFFICE EQUIPMENT                               1.9%
    3,000     TW      Asustek Computer Inc. (GDR)                                             27,840
    5,538     SA      Dimension Data Holdings Ltd.                                            23,535
                                                                                       --------------
                                                                                              51,375
                                                                                       --------------
                      ELECTRONICS/NEW TECHNOLOGY                              10.0%
    1,950     TW      ASE Test Ltd.                                                           63,131
    2,363     KR      Samsung Electronics Co.                                                158,581

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
Portfolio of Investments
 December 31, 1998

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      ELECTRONICS/NEW TECHNOLOGY (CONTINUED)
    4,844     TW      Siliconware Precision Industries (GDR)                            $     50,862
                                                                                       --------------
                                                                                             272,574
                                                                                       --------------
                      TECHNOLOGY SERVICES                                      3.3%
    1,900     IS      New Dimension Software Ltd. *                                           91,438
TELEMEDIA/SERVICES SECTOR                                                     14.1%
                      COMMUNICATIONS SERVICES                                 12.7%
   11,500     CI      China Telecom (Hong Kong) *                                             19,891
    4,900     IN      Mahanagar Telephone Nigam (GDR)                                         59,780
    4,800     HU      Matav Rt.                                                               27,445
    1,350     HU      Matav Rt. (Sponsored ADR)                                               40,247
      150     PT      Telecel-Comunicacaoes Pessoais                                          30,662
    2,330     AR      Telecom Argentina S.A. (ADR)                                            64,075
   98,000     BR      Telecomunicacoes de Sao Paulo (Telesp) Pfd.                             13,359
    1,100     MX      Telefonos De Mexico (ADR L)                                             53,556
1,400,000     BR      Telesp Participacoes S.A. Pfd.                                          31,864
      500     RU      Vimpel-Communications (Sponsored ADR) *                                  6,469
                                                                                       --------------
                                                                                             347,348
                                                                                       --------------
                      MEDIA                                                    1.4%
    6,800     TH      BEC World Public Co. Ltd. Foreign Shares                                37,429
                                                                                       --------------

TOTAL EQUITY INVESTMENTS (COST $2,220,657)                                    87.5%        2,390,654
                                                                                       --------------

TOTAL INVESTMENTS (COST $2,220,657) **                                        87.5%        2,390,654

                      OTHER ASSETS LESS LIABILITIES                           12.5%          343,513
                                                                                       --------------
                      NET ASSETS                                             100.0%     $  2,734,167
                                                                                       --------------
                                                                                       --------------

--------------------------------
*    Non-income producing security.

ADR American Depository Receipt

GDR Global Depository Receipt

Pfd. Preferred Stock

Tax information:

**   For Federal income tax purposes, cost is $2,263,780 and the gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation   $     312,684
Unrealized depreciation        (185,810)
                          -------------
Net unrealized
appreciation              $     126,874
                          -------------
                          -------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
Portfolio of Investments
 December 31, 1998

The Fund's investments in securities at December 31, 1998, categorized by country:

                                                                 % OF NET ASSETS
                                                    ------------------------------------------
                                          COUNTRY                    SHORT-TERM
COUNTRY                                    CODE       EQUITIES        AND OTHER       TOTAL
----------------------------------------------------------------------------------------------
Argentina                                   AR             5.7%                           5.7%
Brazil                                      BR             7.5%                           7.5%
China                                       CI             5.9%                           5.9%
Chile                                       CL             2.0%                           2.0%
Greece                                      GR             4.5%                           4.5%
Hong Kong                                   HK             1.3%                           1.3%
Hungary                                     HU             4.6%                           4.6%
India                                       IN             2.2%                           2.2%
Israel                                      IS             4.0%                           4.0%
Korea                                       KR            12.0%                          12.0%
Mexico                                      MX             8.3%                           8.3%
Peru                                        PE             2.4%                           2.4%
Philippines                                 PH             2.4%                           2.4%
Poland                                      PO             1.7%                           1.7%
Portugal                                    PT             6.3%                           6.3%
Russia                                      RU             1.0%                           1.0%
Singapore                                   SG             3.7%                           3.7%
South Africa                                SA             5.4%                           5.4%
Taiwan                                      TW             5.2%                           5.2%
Thailand                                    TH             1.4%                           1.4%
United States                               US              --            12.5%          12.5%
                                                           ---             ---      ----------
  Total                                                   87.5%           12.5%         100.0%
                                                           ---             ---      ----------
                                                           ---             ---      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
Portfolio of Investments
 December 31, 1998

                                                                              % OF       MARKET VALUE
    PAR       COUNTRY                SHORT-TERM INVESTMENTS                NET ASSETS      (NOTE 1)
------------------------------------------------------------------------------------------------------
                        U.S. GOVERNMENT AGENCY
  1,000,000     US      Federal Home Loan Mortgage Corp.
                        4.55% maturing 1/5/99                                            $    999,494
                                                                                        --------------

TOTAL INVESTMENTS (COST $999,494) *                                            99.9%          999,494
                        OTHER ASSETS LESS LIABILITIES                           0.1%              597
                                                                                        --------------
                        NET ASSETS                                            100.0%     $  1,000,091
                                                                                        --------------
                                                                                        --------------

--------------------------------
Tax Information:

* At December 31, 1998, the aggregate cost of investments for book and Federal income tax was the same.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
Portfolio of Investments
 December 31, 1998

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES SECTOR                                                   8.6%
                      BEVERAGE/TOBACCO                                         4.0%
      180     US      Coca Cola Co.                                                     $     12,030
      210     US      Coca Cola Enterprises Inc.                                               7,446
      300     MX      Coca Cola FEMSA S.A. de C.V. (ADR)                                       3,984
      300     US      Philip Morris Cos. Inc.                                                 16,397
                                                                                       --------------
                                                                                              39,857
                                                                                       --------------
                      GENERAL RETAIL                                           1.7%
      160     US      Costco Cos. Inc. *                                                      11,490
      150     US      Office Depot Inc. *                                                      5,487
                                                                                       --------------
                                                                                              16,977
                                                                                       --------------
                      HOUSEHOLD/RELATED NON-DURABLES                           2.4%
       80     US      Clorox Co.                                                               9,342
      190     US      Gillette Co.                                                             9,169
       60     US      Procter & Gamble Co.                                                     5,514
                                                                                       --------------
                                                                                              24,025
                                                                                       --------------
                      LEISURE TIME PRODUCT/SERVICES                            0.5%
      100     US      Tricon Global Restaurants Inc.                                           5,085
CYCLICAL/CAPITAL GOODS SECTOR                                                  4.8%
                      AEROSPACE/DEFENSE                                        1.3%
      230     US      General Dynamics Corp. *                                                13,454
                      BUILDING/CONSTRUCTION                                    1.0%
      170     US      Martin Marietta Materials Inc.                                           9,757
                      ELECTRICAL EQUIPMENT                                     1.5%
      150     US      General Electric Co.                                                    15,375
                      INDUSTRIAL EQUIPMENT                                     1.0%
      140     US      Tyco International Ltd.                                                 10,389
ENERGY SECTOR                                                                  0.6%
                      ENERGY                                                   0.6%
      270     US      Conoco Inc. *                                                            5,642
HEALTH CARE SECTOR                                                            10.1%
                      DRUGS AND HOSPITAL SUPPLIES                              9.1%
      180     US      American Home Products Corp.                                             9,944
      200     US      Amgen Inc. *                                                            20,650
      170     US      Bausch & Lomb Inc.                                                       9,874
      160     US      Eli Lilly & Co. *                                                       14,513
      100     US      Johnson & Johnson                                                        8,358
       70     US      Medtronic Inc.                                                           5,212

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
Portfolio of Investments
 December 31, 1998

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      DRUGS & HOSPITAL SUPPLIES (CONTINUED)
       50     US      Perkin Elmer Corp.                                                $      4,767
      140     US      Pfizer Inc.                                                             17,783
                                                                                       --------------
                                                                                              91,101
                                                                                       --------------
                      HEALTH CARE SERVICES                                     1.0%
      130     US      Cardinal Health Inc.                                                     9,787
INTEREST SENSITIVE SECTOR                                                      4.0%
                      BANKING                                                  2.5%
      300     US      Bank of New York Inc.                                                   12,100
       80     US      Bankamerica Corp.                                                        4,837
      170     US      Citigroup Inc.                                                           8,535
                                                                                       --------------
                                                                                              25,472
                                                                                       --------------
                      GENERAL FINANCE                                          0.5%
       80     US      Federal Home Loan Mortgage Corp.                                         5,112
                      INSURANCE                                                1.0%
      100     US      American International Group Inc. *                                      9,646
TECHNOLOGY SECTOR                                                             13.7%
                      COMPUTERS/OFFICE EQUIPMENT                               1.9%
      140     US      Compaq Computer Corp.                                                    5,865
       70     US      Dell Computer Corp.                                                      5,211
       40     US      International Business Machines Inc.                                     7,472
                                                                                       --------------
                                                                                              18,548
                                                                                       --------------
                      ELECTRONICS/NEW TECHNOLOGY                               4.3%
      240     US      Cisco Systems Inc.                                                      22,470
      130     US      Intel Corp.                                                             15,608
       60     US      Texas Instruments Inc.                                                   5,199
                                                                                       --------------
                                                                                              43,277
                                                                                       --------------
                      TECHNOLOGY SERVICES                                      7.5%
      250     US      America Online Inc.                                                     36,061
      150     US      Microsoft Corp.                                                         20,963
      200     US      Network Associates Inc.                                                 12,700
      210     US      Whittman-Hart Inc.                                                       5,591
                                                                                       --------------
                                                                                              75,315
                                                                                       --------------
TELEMEDIA/SERVICES SECTOR                                                      7.3%
                      COMMUNICATIONS SERVICES                                  7.3%
       60     US      AT&T Corp.                                                               4,520
      320     US      Bell Atlantic Corp.                                                     18,266
      370     US      MCI Worldcom Inc. *                                                     27,010

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
Portfolio of Investments
 December 31, 1998

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      COMMUNICATIONS SERVICES (CONTINUED)
      340     US      SBC Communications Inc.                                           $     17,899
      100     MX      Telefonos De Mexico (ADR L)                                              4,878
                                                                                       --------------
                                                                                              72,573
                                                                                       --------------

TOTAL EQUITY INVESTMENTS (COST $491,392)                                      49.1%          491,392
                                                                                       --------------

TOTAL INVESTMENTS (COST $491,392) **                                          49.1%          491,392

                      OTHER ASSETS LESS LIABILITIES                           50.9%          508,573
                                                                                       --------------
                      NET ASSETS                                             100.0%     $    999,965
                                                                                       --------------
                                                                                       --------------

--------------------------------
*    Non-income producing security.

ADR American Depository Receipt

Tax Information:

**   At December 31, 1998, the aggregate cost of investments for book and
    Federal income tax was the same.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1998, categorized by country:

                                                                 % OF NET ASSETS
                                                    ------------------------------------------
                                          COUNTRY                    SHORT-TERM
COUNTRY                                    CODE       EQUITIES        AND OTHER       TOTAL
----------------------------------------------------------------------------------------------
Mexico                                      MX             0.9%                           0.9%
United States                               US            48.2%           50.9%          99.1%
                                                           ---             ---      ----------
  Total                                                   49.1%           50.9%         100.0%
                                                           ---             ---      ----------
                                                           ---             ---      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Strategic Income Fund
Portfolio of Investments
 December 31, 1998

                                                                              % OF       MARKET VALUE
    PAR       COUNTRY                SHORT-TERM INVESTMENTS                NET ASSETS      (NOTE 1)
------------------------------------------------------------------------------------------------------
                        U.S. GOVERNMENT AGENCY
  1,000,000     US      Federal Home Loan Bank                                           $    999,086
                        4.7% maturing 1/8/99
  1,000,000     US      Federal Home Loan Mortgage Corp.                                      998,172
                        4.7% maturing 1/15/99
  1,000,000     US      Federal National Mortgage Association                                 999,217
                        4.7% maturing 1/7/99
                                                                                        --------------

TOTAL INVESTMENTS (COST $2,996,475) *                                          99.9%        2,996,475

                        OTHER ASSETS LESS LIABILITIES                           0.1%            3,814
                                                                                        --------------
                        NET ASSETS                                            100.0%     $  3,000,289
                                                                                        --------------
                                                                                        --------------

--------------------------------

Tax Information:

* At December 31, 1998, the aggregate cost of investments for book and Federal income tax was the same.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
Management's Performance Review

        The Dresdner RCM International Growth Equity Fund (the "Fund") earned a total return of 13.81% for the 12 months ended December 31, 1998, versus a return of 20.34% for the Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE) and 14.46% for the MSCI All Country World Free Ex-U.S. Index (ACWI), the Fund's secondary benchmark.

MARKET REVIEW

        Global equity markets exhibited an unusual degree of volatility throughout 1998. The first quarter started out on a very positive note, with the EAFE Index rising 14.78%. During the second quarter and into the third, however, a growing unease about continuing economic weakness in Asia and Latin America, as well as a general pattern of declining corporate earnings, caused a slow decline in the markets. The collapse of the Russian Ruble in the third quarter heightened the level of investor concern, and precipitated a sharp contraction of U.S. and European markets. The EAFE Index lost 14.2% in the third quarter.

        To relieve global deflationary pressures, stimulate growth and restore investor confidence, central banks around the world moved to ease credit by instituting a series of 66 short-term interest rate reductions. Investors responded positively, and global markets rebounded sharply in the fourth quarter with the EAFE Index gaining 20.8%.

INVESTMENT APPROACH

        Throughout the year, we continued to manage the portfolio on the basis of our fundamental investment philosophy -- that is, rigorous evaluation of securities combined with a disciplined valuation methodology and below average risk profile.

        Relying on our global research capabilities, we endeavored to identify and invest in companies with sound fundamentals, including focused management, strong franchises, sustained earnings growth and improving cash flow. This philosophy led us to maintain our position in secular, long-term growth industries such as business services, technology and health care.

        For example, during the third quarter, many believed that Europe was on the verge of a cyclical recovery, and investor sentiment shifted to a preference for stocks in those sectors. Despite the fact that those sectors posted a strong return in the quarter, we were not convinced that a true recovery was underway. We believed that central bankers would have to ease policy in the fourth quarter to maintain any semblance of global growth. This is, in fact, what happened. While we did not participate in the third quarter run-up of the cyclical stocks, by the fourth quarter investors were realizing that growth in the cyclicals was not going to continue. The focus again shifted to the growth sectors. Because we had not changed our long-term view and remained true to our fundamental beliefs, the Fund was well-positioned to participate in the fourth quarter rally.

        Maintaining our discipline as bottom-up investors involves disregarding short-term market movements and focusing on long-term performance. This discipline resulted in the Fund achieving a total return of 16.99% for the three-year period ended December 31,1998, versus a total return of 9.29% for the EAFE Index over the same period.

SECTOR HIGHLIGHTS

        The portfolio was overweight in the European financial sector, which includes banks, financial services and insurance companies. To take advantage of the positive developments surrounding the European Monetary Union (EMU) and increased equity participation by retail investors, we took positions in AXA-UAP, Deutsche Bank, UBS and Allianz which are likely to increase their market share in the new and evolving European economy.

        European pharmaceuticals constituted our largest overweight sector, where we anticipate that new product introductions by Roche Holdings, Novartis, Astra and Glaxo Wellcome will provide strong support for earnings growth well into the next century.

        Within the telemedia/business services sector, we broadened our holdings to include new entrants into the market which have gained prominence. The portfolio benefited from the wave of mergers in European cellular and wireless communications companies, and from the deregulation of the telecommunications sector in Japan. Nokia performed well as investors paid a premium for its

 Dresdner RCM International Growth Equity Fund
Management's Performance Review
consistent growth. The portfolio also benefited from the performance of Vodaphone, the leading European wireless firm, and a number of U.K. cable holdings.

        Within the technology sector, we focused on service firms like Getronics, Cap Gemini and Atos, which are likely to benefit from an increased need to enhance European companies' competitive positions through the use of advanced technologies.

GEOGRAPHIC SUMMARY

        Throughout 1998, the Fund remained primarily overweight in Europe, as we believed that the introduction of the EMU, and the general global competitive environment would force the restructuring, merger and consolidation of European industry.

        Outside of Europe, the international equity markets continued to be burdened by weakness in Asia and Latin America, which were particularly hard hit by liquidity problems, currency instability and a decline in commodity prices. The Fund's exposure to Japan was very low throughout the year, particularly in light of its government's continuing inability to implement a meaningful reform package aimed at the country's troubled banks. In the rest of Asia, we continued to limit our already low exposure for most of the year. We did not increase our weighting until we saw reductions in global interest rates late in the year, when we added to our positions in Southeast Asia.

OUTLOOK

        As we look forward to 1999, the Fund's primary focus remains on Europe, and continental Europe in particular. We continue to find attractively priced growth stocks in this region as it continues to benefit from the launch of the Euro at the start of 1999.

        We also maintain a cautious view of the Asian markets. Despite the fact that some of these markets posted strong returns in the fourth quarter, we are not convinced that policymakers have acted sufficiently in addressing significant structural problems -- or that an economic recovery has begun. Moreover, our bottom-up stock research points to relatively poor prospects for most Asian companies relative to those for European companies.

        We were concerned about the Latin America region leading up to the Brazilian crisis. While we still have concerns about select markets, we have been able to invest in companies that possess relatively low risk profiles.

        To summarize, we expect to remain overweight in Europe with a continued focus on high-quality, attractively priced companies with visible earnings growth. We believe European equity markets will continue to benefit from a benign inflationary climate and a strong possibility of further short-term interest rate cuts later in the year.

 Dresdner RCM International Growth Equity Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 PERFORMANCE FROM COMMENCEMENT OF OPERATIONS (D)

                                                         Fund      MSCI-EAFE      MSCI-ACWI
12/28/94                                               50,000         50,000         50,000
                                                       47,772         48,090         48,146
                                                       47,881         47,965         47,881
3/31/95                                                50,264         50,972         50,586
                                                       52,453         52,904         52,559
                                                       52,815         52,285         52,328
6/30/95                                                54,230         51,381         51,605
                                                       57,845         54,590         54,537
                                                       57,095         52,520         52,644
9/30/95                                                58,320         53,560         53,544
                                                       57,440         52,140         52,115
                                                       57,605         53,605         53,340
12/31/95                                               58,995         55,770         55,446
                                                       60,630         56,010         56,206
                                                       61,355         56,215         56,206
3/31/96                                                63,240         57,420         57,251
                                                       65,480         59,105         58,986
                                                       66,315         58,030         58,101
6/30/96                                                66,766         58,370         58,398
                                                       64,611         56,677         56,459
                                                       65,541         56,813         56,792
9/30/96                                                67,021         58,336         58,200
                                                       66,510         57,753         57,618
                                                       69,318         60,063         59,843
12/31/96                                               70,391         59,306         59,148
                                                       71,775         57,242         58,060
                                                       72,383         58,192         59,123
3/31/97                                                72,051         58,419         58,998
                                                       73,269         58,740         59,494
                                                       78,028         62,576         63,171
6/30/97                                                82,510         66,043         66,658
                                                       87,546         67,126         68,004
                                                       81,459         62,125         62,653
9/30/97                                                88,100         65,617         66,042
                                                       82,289         60,591         60,422
                                                       82,068         59,985         59,667
12/31/97                                               83,015         60,524         60,353
                                                       85,316         63,308         62,158
                                                       89,619         67,385         66,303
3/31/98                                                93,012         69,474         68,598
                                                       94,769         70,037         69,091
                                                       95,314         69,715         67,841
6/30/98                                                95,617         70,695         67,583
                                                       98,768         71,763         68,225
                                                       85,316         61,192         58,605
9/30/98                                                80,166         60,060         57,369
                                                       84,347         66,727         63,375
                                                       88,649         70,410         66,779
12/31/98                                               94,477         72,832         69,082
Performance from first public offering (d)
                                                         Fund      MSCI-EAFE      MSCI-ACWI
5/22/95                                                50,000         50,000         50,000
                                                       52,900         49,800         52,775
                                                       51,160         49,920         51,110
6/30/95                                                52,535         49,054         50,405
                                                       56,035         52,122         53,268
                                                       55,310         50,146         51,419
9/30/95                                                56,495         51,138         52,299
                                                       55,645         49,777         50,902
                                                       55,805         51,175         52,098
12/31/95                                               57,150         53,250         54,156
                                                       58,735         53,481         54,898
                                                       59,435         53,675         54,898
3/31/96                                                61,270         54,829         55,919
                                                       63,430         56,436         57,614
                                                       64,240         55,411         56,749
6/30/96                                                64,677         55,737         57,039
                                                       62,105         54,120         55,145
                                                       63,490         54,250         55,471
9/30/96                                                64,924         55,704         56,846
                                                       64,429         55,147         56,278
                                                       67,149         57,353         58,450
12/31/96                                               68,189         59,303         57,772
                                                       69,529         57,239         56,709
                                                       70,119         58,189         57,747
3/31/97                                                69,797         58,416         57,626
                                                       70,976         58,738         58,110
                                                       75,587         62,573         61,701
6/30/97                                                79,929         66,040         65,107
                                                       84,807         67,123         66,422
                                                       78,910         62,122         61,195
9/30/97                                                85,343         65,613         64,505
                                                       79,714         60,587         59,016
                                                       79,500         59,982         58,278
12/31/97                                               80,415         60,521         58,948
                                                       82,647         63,305         60,711
                                                       86,814         67,382         64,760
3/31/98                                                90,102         69,471         67,001
                                                       91,804         70,033         67,483
                                                       92,332         69,711         66,262
6/30/98                                                92,626         70,556         66,010
                                                       95,678         71,622         66,637
                                                       82,647         61,072         57,241
9/30/98                                                77,658         59,942         56,033
                                                       81,708         66,596         61,900
                                                       85,875         70,272         65,224
12/31/98                                               91,521         72,828         67,474

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The charts above show the performance of the Dresdner RCM International Growth Equity Fund versus the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI-EAFE)(a) and the Morgan Stanley Capital International All Country World Free Ex-US Index (MSCI-ACWI).(b) The charts represent cumulative returns of 88.95%(c) and 83.04%(c) for the Fund from December 28, 1994 to December 31, 1998(d) and from May 22, 1995 to December 31, 1998,(d) respectively. The charts assume a hypothetical $50,000 initial investment in the Fund and reflect all Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS(C)
DECEMBER 31, 1998

                                         LIFE OF FUND
                                       ANNUALIZED SINCE
    1 YEAR           3 YEAR        12/28/94(D)    5/22/95(D)
      13.81%           16.99%          17.21%         18.24%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The MSCI-EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

(b) The MSCI-ACWI Index is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries excluding the United States. Stock selection excludes securities which are not purchasable by foreigners. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(d) The Fund's shares were registered for offer and sale under the Securities Act of 1933 on May 22, 1995. In accordance with SEC regulations, performance information is provided for the period beginning on May 22, 1995 ("first public offering"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on December 28, 1994 ("commencement of operations").

 Dresdner RCM International Growth Equity Fund
Portfolio of Investments
 December 31, 1998

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
CONSUMER DURABLES SECTOR                                                       2.4%
                      AUTOMOTIVE RELATED                                       0.9%
   14,000     DE      Volkswagen AG                                                     $  1,117,966
                      CONSUMER DURABLES                                        1.5%
   76,000     SE      Electrolux AB                                                        1,307,994
    8,000     JP      Sony Corp.                                                             583,705
                                                                                       --------------
                                                                                           1,891,699
                                                                                       --------------
CONSUMER NON-DURABLES SECTOR                                                  16.3%
                      BEVERAGE/TOBACCO                                         0.6%
   51,000     MX      Coca Cola FEMSA S.A. de C.V. (ADR)                                     675,750
                      FOOD AND FOOD PROCESSING                                 3.8%
    7,800     FR      Groupe Danone *                                                      2,234,154
       20     JP      Hokuto Corp.                                                               488
   34,416     NL      Koninklijke Numico N.V. *                                            1,641,330
   19,064     NL      Nutreco Holding N.V.                                                   751,724
                                                                                       --------------
                                                                                           4,627,696
                                                                                       --------------
                      HOUSEHOLD/RELATED NON-DURABLES                           1.9%
   16,400     NL      Benckiser N.V.                                                       1,074,884
   54,000     JP      Kao Corp.                                                            1,220,781
                                                                                       --------------
                                                                                           2,295,665
                                                                                       --------------
                      LEISURE TIME PRODUCTS/SERVICES                           1.6%
   19,700     JP      Nintendo Co. Ltd.                                                    1,912,425
                      RETAIL TRADE                                             8.4%
   71,000     UK      Boots Co. PLC                                                        1,215,555
    1,550     FR      Carrefour Supermarche S.A.                                           1,170,684
   58,000     ES      Centros Comerciales Continente S.A. *                                1,968,928
   58,000     CA      Hudsons Bay Co.                                                        730,692
   55,753     NL      Koninklijke Ahold N.V.                                               2,061,770
   28,300     CA      Loblaw Cos. Ltd.                                                       689,102
    2,350     FR      Promodes S.A.                                                        1,709,700
   17,000     CA      Weston George Ltd.                                                     647,485
                                                                                       --------------
                                                                                          10,193,916
                                                                                       --------------
CYCLICAL/CAPITAL GOODS SECTOR                                                  3.6%
                      BUILDING/CONSTRUCTION                                    1.3%
   42,000     IE      CRH PLC                                                                726,412
1,689,000     IT      Unione Immobiliare SpA *                                               882,967
                                                                                       --------------
                                                                                           1,609,379
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
Portfolio of Investments
 December 31, 1998

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      INDUSTRIAL EQUIPMENT                                     1.5%
  148,000     UK      Hanson PLC                                                        $  1,179,501
   19,000     NO      Tomra Systems A/S                                                      623,461
                                                                                       --------------
                                                                                           1,802,962
                                                                                       --------------
                      TRANSPORTATION SERVICES                                  0.8%
   37,323     UK      Railtrack Group PLC                                                    974,938
ENERGY SECTOR                                                                  1.6%
                      ENERGY                                                   1.6%
    9,500     FR      Elf Aquitaine S.A.                                                   1,098,638
    9,000     FR      Total S.A. B shares                                                    911,921
                                                                                       --------------
                                                                                           2,010,559
                                                                                       --------------
HEALTH CARE SECTOR                                                            14.7%
                      DRUGS AND HOSPITAL SUPPLIES                             14.7%
   84,214     UK      Glaxo Wellcome PLC                                                   2,903,187
    3,500     UK      Glaxo Wellcome PLC (ADR)                                               243,250
    1,590     CH      Novartis AG                                                          3,125,633
   24,000     FI      Orion Yhtyma OY Series B                                               580,176
      310     CH      Roche Holdings Ltd.                                                  3,782,794
   27,000     UK      Smithkline Beecham PLC (ADR)                                         1,876,500
   12,300     FR      Synthelabo                                                           2,604,883
   60,100     UK      Zeneca Group PLC                                                     2,621,852
    4,800     UK      Zeneca Group PLC (ADR)                                                 215,400
                                                                                       --------------
                                                                                          17,953,675
                                                                                       --------------
                      HEALTH CARE SERVICES                                     0.0%
      800     JP      Nichii Gakken Co.                                                       33,334
INTEREST SENSITIVE SECTOR                                                     25.9%
                      BANKING                                                 10.7%
   99,000     ES      Banco Central Hispanoamericano S.A.                                  1,177,313
   56,041     PT      Banco Comercial Portugues S.A.                                       1,722,981
   66,001     IE      Bank of Ireland                                                      1,446,224
   18,000     IE      Bank of Ireland (Dublin)                                               401,226
  117,816     UK      Bank of Scotland                                                     1,411,360
   17,000     DE      Bayerische Vereinsbank AG                                            1,332,012
  388,000     IT      Credito Italiano SpA *                                               2,304,856
   14,500     DE      Deutsche Pfandbrief- und Hypothekenbank AG                           1,271,071
      298     UK      HSBC Holdings PLC                                                        7,424
  141,400     SE      Nordbanken Holding AB                                                  907,132
   86,600     UK      Standard Chartered PLC                                               1,005,713
                                                                                       --------------
                                                                                          12,987,312
                                                                                       --------------
                      GENERAL FINANCE                                          1.1%
   10,000     JP      Takefuji Corp.                                                         731,405
   10,000     JP      Acom Co. Ltd.                                                          643,636
                                                                                       --------------
                                                                                           1,375,041
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
Portfolio of Investments
 December 31, 1998

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      INSURANCE                                                8.6%
    4,762     DE      Allianz AG Holding *                                              $  1,746,946
  165,000     UK      Allied Zurich AG PLC *                                               2,483,096
   18,900     FR      AXA-UAP S.A.                                                         2,740,598
  614,000     IT      INA - Instituto Nazionala delle Assianzioni                          1,625,400
    4,000     DE      Munchener Ruckversicherungs-Gesellschaft *                           1,938,128
                                                                                       --------------
                                                                                          10,534,168
                                                                                       --------------
                      UTILITIES                                                5.5%
   13,000     PT      Electricidade de Portugal S.A. *                                       286,229
   14,000     PT      Electricidade de Portugal SP (ADR) *                                   623,875
   13,000     ES      Gas Natural SDG                                                      1,417,518
  104,000     ES      Iberdrola S.A.                                                       1,948,743
   21,000     DE      RWE AG                                                               1,150,538
    4,800     FR      Vivendi                                                              1,245,970
                                                                                       --------------
                                                                                           6,672,873
                                                                                       --------------
TECHNOLOGY SECTOR                                                             17.5%
                      COMPUTERS/OFFICE EQUIPMENT                               0.0%
      700     JP      Canon Sales Co. Inc.                                                     9,923
                      ELECTRONICS/NEW TECHNOLOGY                               7.8%
   33,000     JP      Alps Electric Co. Ltd.                                                 607,066
   23,000     SE      Ericsson (LM) Telefonaktiebolaget                                      547,650
  104,000     JP      Fujitsu Ltd.                                                         1,387,630
   36,000     JP      Ibiden Co. Ltd.                                                        574,485
   42,000     JP      Matsushita Communications Industrial Co.                             1,984,634
    4,600     FI      Nokia Corp. (ADR A)                                                    554,013
   24,100     FI      Nokia Corp. Series A                                                 2,951,046
   10,000     JP      TDK Corp.                                                              915,808
                                                                                       --------------
                                                                                           9,522,332
                                                                                       --------------
                      TECHNOLOGY SERVICES                                      9.7%
    8,640     FR      Atos S.A. *                                                          2,066,420
   13,000     FR      Cap Gemini                                                           2,087,537
   23,600     IE      CBT Group PLC (ADR)                                                    351,050
   69,862     NL      Getronics N.V.                                                       3,462,075
      379     JP      NTT Data Corp.                                                       1,884,977
    4,600     DE      SAP AG                                                               1,988,562
                                                                                       --------------
                                                                                          11,840,621
                                                                                       --------------
TELEMEDIA/BUSINESS SERVICES SECTOR                                            16.7%
                      BUSINESS SERVICES                                        1.1%
   24,000     NL      Randstad Holding N.V.                                                1,291,651
                      COMMUNICATIONS SERVICES                                 13.3%
  122,000     UK      British Telecom PLC *                                                1,849,180
  338,000     HK      China Telecom (Hong Kong) *                                            584,637
   14,000     US      Global TeleSystems Group Inc. *                                        780,500

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
Portfolio of Investments
 December 31, 1998

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      COMMUNICATIONS SERVICES (CONTINUED)
   18,200     DE      Mannesmann AG *                                                   $  2,087,150
      127     JP      Nippon Telephone & Telegraph Corp.                                     981,803
       28     JP      NTT Mobile Communications (a)                                        1,154,290
   27,000     NL      Royal KPN N.V.                                                       1,352,397
   14,981     FI      Sonera Group PLC *                                                     266,287
    3,400     CH      Swisscom AG                                                          1,423,390
  278,200     IT      Telecom Italia SpA                                                   2,378,942
   39,000     ES      Telefonica S.A.                                                      1,736,804
   39,000     ES      Telefonica S.A. (bonus rights) *                                        34,681
   12,500     MX      Telefonos De Mexico (ADR L)                                            608,594
   59,000     UK      Vodafone Group PLC                                                     960,046
                                                                                       --------------
                                                                                          16,198,701
                                                                                       --------------
                      MEDIA                                                    2.3%
  245,000     IT      Mediaset SpA                                                         1,991,032
  298,300     UK      TeleWest Communications PLC                                            858,621
                                                                                       --------------
                                                                                           2,849,653
                                                                                       --------------

TOTAL EQUITY INVESTMENTS (COST $93,459,411)                                   98.7%      120,382,239
                                                                                       --------------

SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                                       3.5%
2,161,565     US      SSgA U.S. Government Money Market Fund                               2,161,565
2,161,565     US      SSgA Money Market Fund                                               2,161,565
                                                                                       --------------
                                                                                           4,323,130
                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $4,323,130)                                 3.5%        4,323,130
                                                                                       --------------

TOTAL INVESTMENTS (COST $97,782,541) **                                      102.2%      124,705,369

                      OTHER ASSETS LESS LIABILITIES                           (2.2%)      (2,730,118)
                                                                                       --------------
                      NET ASSETS                                             100.0%     $121,975,251
                                                                                       --------------
                                                                                       --------------

--------------------------------
*    Non-income producing security.

ADR  American Depository Receipt

(a) Security is purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

Tax Information:

**   For Federal income tax purposes, cost is $98,236,218 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation   $ 28,784,543
Unrealized depreciation     (2,315,392)
                          ------------
Net unrealized
appreciation              $ 26,469,151
                          ------------
                          ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
Portfolio of Investments
 December 31, 1998

The Fund's investments in securities at December 31, 1998, categorized by country:

                                                                  % OF NET ASSETS
                                                    -------------------------------------------
                                          COUNTRY                     SHORT-TERM
COUNTRY                                    CODE       EQUITIES        AND OTHER        TOTAL
-----------------------------------------------------------------------------------------------
Canada                                      CA             1.7%                            1.7%
Finland                                     FI             3.6%                            3.6%
France                                      FR            14.6%                           14.6%
Germany                                     DE            10.4%                           10.4%
Hong Kong                                   HK             0.5%                            0.5%
Ireland                                     IE             2.4%                            2.4%
Italy                                       IT             7.5%                            7.5%
Japan                                       JP            12.0%                           12.0%
Mexico                                      MX             1.1%                            1.1%
Netherlands                                 NL             9.5%                            9.5%
Norway                                      NO             0.5%                            0.5%
Portugal                                    PT             2.2%                            2.2%
Spain                                       ES             6.8%                            6.8%
Sweden                                      SE             2.3%                            2.3%
Switzerland                                 CH             6.8%                            6.8%
United Kingdom                              UK            16.2%                           16.2%
United States                               US             0.6%             1.3%           1.9%
                                                           ---              ---      ----------
  Total                                                   98.7%             1.3%         100.0%
                                                           ---              ---      ----------
                                                           ---              ---      ----------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1998

                                                                                      UNREALIZED
                                                            DELIVERY     CONTRACT    APPRECIATION
                                              FACE VALUE      DATE         PRICE     (DEPRECIATION)
                                              -----------  -----------  -----------  -------------
Sale:
  Japanese Yen                                825,258,057      1/5/99     134.3900    $(1,164,015)
Buy:
  Japanese Yen                                825,258,057      1/5/99     115.4100        154,121
                                                                                     -------------
  Total open forward foreign currency contracts (Note 1)                              $(1,009,894)
                                                                                     -------------
                                                                                     -------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
Statements of Assets and Liabilities
 December 31, 1998

                                                                              GLOBAL       GLOBAL       GLOBAL
                                                                            TECHNOLOGY      SMALL     HEALTH CARE
                                                                               FUND       CAP FUND       FUND
                                                                           ------------  -----------  -----------
ASSETS:
  Investments at cost                                                      $  9,028,875  $ 4,354,687   $4,533,224
                                                                           ------------  -----------  -----------
                                                                           ------------  -----------  -----------
  Foreign currency at cost                                                 $        169  $     7,089   $      --
                                                                           ------------  -----------  -----------
                                                                           ------------  -----------  -----------
  Short-term investments at cost                                           $  1,393,744  $        77   $      --
                                                                           ------------  -----------  -----------
                                                                           ------------  -----------  -----------
  Investments at value (Note 1)                                            $ 14,353,388  $ 5,078,391   $5,486,868
  Foreign currency at value (Note 1)                                                165        7,119          --
  Cash                                                                               --      129,919       5,057
  Short-term investments at value (Note 1)                                    1,393,744           77          --
  Receivables:
    Investments sold                                                          2,508,127      431,536          --
    Fund shares sold                                                            394,880        5,000       5,000
    Dividends and dividend reclaims                                               3,851        7,510       3,404
    Interest                                                                         --           --          --
    Investment Manager (Note 2)                                                      --       22,621      20,457
  Prepaid expenses                                                                   --        1,316       8,342
  Organizational costs (Note 7)                                                  30,000           --          --
                                                                           ------------  -----------  -----------
      Total Assets                                                           18,684,155    5,683,489   5,529,128
                                                                           ------------  -----------  -----------
LIABILITIES:
  Payables:
    Investments purchased                                                        59,364      159,733          --
    Fund shares repurchased                                                       2,667           --          --
    Forward foreign currency contracts (Note 1)                                      --           --          --
    Management fees (Note 2)                                                     13,333           --          --
    Audit fees                                                                   17,250       17,250      17,250
    Directors' fees and expenses (Note 8)                                         8,515        8,578       8,580
    Legal fees                                                                    4,822        4,822       4,822
    Transfer agent fees                                                           3,430        3,184       3,176
    Accounting fees                                                               1,250        1,250       1,250
    Printing expense                                                              3,142        3,142       3,142
    Custodian fees                                                                  855        1,466         532
    Distribution fees (Note 3)                                                       --        1,132       1,138
    Insurance expense                                                             2,470        1,235       1,235
    Registration and filing fees                                                     --           --          --
    Miscellaneous expenses                                                        8,890        2,503         998
                                                                           ------------  -----------  -----------
      Total Liabilities                                                         125,988      204,295      42,123
                                                                           ------------  -----------  -----------
NET ASSETS                                                                 $ 18,558,167  $ 5,479,194   $5,487,005
                                                                           ------------  -----------  -----------
                                                                           ------------  -----------  -----------
NET ASSETS CONSIST OF:
  Paid-in capital (Note 4)                                                 $ 12,202,712  $ 4,605,688   $4,113,840
  Accumulated net investment income (loss)                                           --       (1,356)         --
  Accumulated net realized gain (loss) on investment and foreign currency
   transactions                                                               1,030,946      152,000     419,521
  Net unrealized depreciation on foreign currency translations                       (4)        (842)         --
  Net unrealized appreciation on investments                                  5,324,513      723,704     953,644
                                                                           ------------  -----------  -----------
NET ASSETS                                                                 $ 18,558,167  $ 5,479,194   $5,487,005
                                                                           ------------  -----------  -----------
                                                                           ------------  -----------  -----------
CLASS I SHARES OUSTANDING                                                       867,303      443,085     409,006
                                                                           ------------  -----------  -----------
                                                                           ------------  -----------  -----------
CLASS I NET ASSET VALUE PER SHARE, OFFERING AND REDEMPTION PRICE PER
  SHARE (NOTES 1 AND 4)                                                    $      21.40  $     12.37   $   13.42
                                                                           ------------  -----------  -----------
                                                                           ------------  -----------  -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
Statements of Assets and Liabilities
 December 31, 1998

 LARGE CAP      BIO-       EMERGING     TAX MANAGED     GLOBAL      STRATEGIC   INTERNATIONAL
  GROWTH     TECHNOLOGY     MARKETS       GROWTH        EQUITY       INCOME     GROWTH EQUITY
   FUND         FUND         FUND          FUND          FUND         FUND           FUND
-----------  -----------  -----------  -------------  -----------  -----------  --------------
$ 4,333,675   $3,438,783  $ 2,220,657   $        --   $   491,392  $        --   $ 93,459,411
-----------  -----------  -----------  -------------  -----------  -----------  --------------
-----------  -----------  -----------  -------------  -----------  -----------  --------------
$        --   $      --   $    26,928   $        --   $        --  $        --   $     28,742
-----------  -----------  -----------  -------------  -----------  -----------  --------------
-----------  -----------  -----------  -------------  -----------  -----------  --------------
$   640,019   $  60,350   $        --   $   999,494   $        --  $ 2,996,475   $  4,323,130
-----------  -----------  -----------  -------------  -----------  -----------  --------------
-----------  -----------  -----------  -------------  -----------  -----------  --------------
$ 6,405,219   $3,847,487  $ 2,390,654   $        --   $   491,392  $        --   $120,382,239
         --          --        26,887            --            --           --         28,626
    802,207      40,302       374,134           632     1,000,000        3,917             --
    640,019      60,350            --       999,494            --    2,996,475      4,323,130
    110,741     152,875            --            --            --           --             33
         --          --            --            --            --           --        100,000
      4,163       1,906         2,624            --            --           --        152,126
         --          --         5,553            --            --           --         30,415
     30,658      22,316        44,301            --            --           --             --
         --       3,715            --            --            --           --             --
         --       2,900        16,000            --            --           --             --
-----------  -----------  -----------  -------------  -----------  -----------  --------------
  7,993,007   4,131,851     2,860,153     1,000,126     1,491,392    3,000,392    125,016,569
-----------  -----------  -----------  -------------  -----------  -----------  --------------
     14,990     179,642        63,284            --       491,392           --        240,935
         --          --            --            --            --           --      1,645,506
         --          --            --            --            --           --      1,009,894
         --          --            --            21            21           62         36,679
     17,250      17,250        17,250            --            --           --         33,350
      8,580       8,624         8,626            --            --           --         37,927
      4,822       4,822         4,822            --            --           --          2,791
      3,187       3,310         3,166            --            --           --          2,406
         --       1,250         5,329            --            --           --          4,381
      3,142       3,142         3,143            --            --           --          3,142
        146         452        18,295            --            --           --         12,300
        832         771            --            --            --           --             --
      1,235         618           618            --            --           --          4,323
      1,111          --           340            --            --           --          6,684
      2,510         998         1,113            14            14           41          1,000
-----------  -----------  -----------  -------------  -----------  -----------  --------------
     57,805     220,879       125,986            35       491,427          103      3,041,318
-----------  -----------  -----------  -------------  -----------  -----------  --------------
$ 7,935,202   $3,910,972  $ 2,734,167   $ 1,000,091   $   999,965  $ 3,000,289   $121,975,251
-----------  -----------  -----------  -------------  -----------  -----------  --------------
-----------  -----------  -----------  -------------  -----------  -----------  --------------
$ 5,466,482   $3,419,906  $ 3,016,505   $ 1,000,000   $ 1,000,000  $ 3,000,000   $102,418,992
         --          --        (1,285)           91           (35)         289        662,233
    397,176      82,362      (450,977)           --            --           --     (7,025,719)
         --          --           (73)           --            --           --     (1,003,083)
  2,071,544     408,704       169,997            --            --           --     26,922,828
-----------  -----------  -----------  -------------  -----------  -----------  --------------
$ 7,935,202   $3,910,972  $ 2,734,167   $ 1,000,091   $   999,965  $ 3,000,289   $121,975,251
-----------  -----------  -----------  -------------  -----------  -----------  --------------
-----------  -----------  -----------  -------------  -----------  -----------  --------------
    491,614     341,957       301,654       100,000       100,000      300,000      8,143,327
-----------  -----------  -----------  -------------  -----------  -----------  --------------
-----------  -----------  -----------  -------------  -----------  -----------  --------------
$     16.14   $   11.44   $      9.06   $     10.00   $     10.00  $     10.00   $      14.98
-----------  -----------  -----------  -------------  -----------  -----------  --------------
-----------  -----------  -----------  -------------  -----------  -----------  --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
Statements of Operations
 For the Year Ended December 31, 1998

                                                                                    GLOBAL       GLOBAL       GLOBAL
                                                                                  TECHNOLOGY      SMALL     HEALTH CARE
                                                                                     FUND       CAP FUND       FUND
                                                                                  -----------  -----------  -----------
INVESTMENT INCOME: (NOTE 1)
  Income:
    Dividends                                                                      $  43,150    $  40,542    $  42,265
    Interest                                                                          36,488           84           --
    Foreign tax withheld                                                                (440)      (2,837)      (1,413)
                                                                                  -----------  -----------  -----------
      Total investment income                                                         79,198       37,789       40,852
                                                                                  -----------  -----------  -----------
  Expenses:
    Investment management fees (Note 2)                                              104,008       52,418       50,736
    Transfer agent expense                                                            26,346       19,414       18,898
    Registration and filing                                                           26,688       24,925       24,780
    Printing expense                                                                  16,995       19,098       18,478
    Accounting expense                                                                13,741       15,000       15,000
    Audit fees                                                                        17,087       17,674       17,675
    Directors' fees and expenses (Note 8)                                             12,657       11,057       11,057
    Amortization of organizational costs (Note 7)                                     15,000          468          468
    Legal fees                                                                         8,748        4,723        4,161
    Custodian fees                                                                    11,137       16,360        4,510
    Insurance expense                                                                  7,084        6,742        6,742
    Distribution fees (Note 3)                                                            --       13,111       12,687
    Miscellaneous expenses                                                                --        1,157           --
                                                                                  -----------  -----------  -----------
      Total expenses before waivers and reimbursements                               259,491      202,147      185,192
  Less: Expenses waived and reimbursed by
    investment manager (Note 2)                                                      (77,476)    (110,415)    (109,088)
                                                                                  -----------  -----------  -----------
      Total net expenses                                                             182,015       91,732       76,104
                                                                                  -----------  -----------  -----------
        Net investment income (loss)                                                (102,817)     (53,943)     (35,252)
                                                                                  -----------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                                          1,682,862      555,061      853,660
    Net realized gain (loss) on foreign currency transactions                          6,331        1,929          518
                                                                                  -----------  -----------  -----------
      Net realized gain (loss)                                                     1,689,193      556,990      854,178
                                                                                  -----------  -----------  -----------
  Net change in unrealized appreciation (depreciation) on foreign currency
   translations                                                                           (3)          (5)         414
  Net change in unrealized appreciation (depreciation) on investments              4,071,748      297,563      365,588
                                                                                  -----------  -----------  -----------
  Net unrealized appreciation                                                      4,071,745      297,558      366,002
                                                                                  -----------  -----------  -----------
  Net realized and unrealized gain (loss) on investments                           5,760,938      854,548    1,220,180
                                                                                  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $5,658,121   $ 800,605    $1,184,928
                                                                                  -----------  -----------  -----------
                                                                                  -----------  -----------  -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
Statements of Operations
 For the Year Ended December 31, 1998

                                                                                     INTERNATIONAL
 LARGE CAP                   EMERGING      TAX MANAGED       GLOBAL      STRATEGIC      GROWTH
  GROWTH     BIOTECHNOLOGY    MARKETS        GROWTH          EQUITY       INCOME        EQUITY
   FUND           FUND         FUND           FUND            FUND         FUND          FUND
-----------  --------------  ---------  -----------------  -----------  -----------  ------------
$    49,419    $   15,078    $  43,038      $      --       $      --    $      --    $1,761,106
         --         2,116       34,763            126              --          392        41,438
       (153)           --           --             --              --           --      (195,213)
-----------  --------------  ---------          -----             ---        -----   ------------
     49,266        17,194       77,801            126              --          392     1,607,331
-----------  --------------  ---------          -----             ---        -----   ------------
     40,991        31,260       28,446             21              21           62       878,692
     20,419        21,472       21,242             --              --           --        17,100
     25,188        24,876       39,801             --              --           --        28,282
     19,984        12,982       25,840             --              --           --        13,941
     15,000         7,500       20,004             --              --           --        50,228
     17,675        20,815       21,479             --              --           --        34,702
     11,057        10,057       10,057             --              --           --        49,664
        468         2,000        4,000             --              --           --            --
      4,722         9,331        9,698             --              --           --         9,940
      4,960         2,402       53,693             --              --           --       143,555
      6,742           618          618             --              --           --        16,781
      8,792         7,820           --             --              --           --            --
      2,079         1,040        1,048             14              14           41            --
-----------  --------------  ---------          -----             ---        -----   ------------
    178,077       152,173      235,926             35              35          103     1,242,885
   (122,447)     (105,283)    (193,127)            --              --           --       (70,445)
-----------  --------------  ---------          -----             ---        -----   ------------
     55,630        46,890       42,799             35              35          103     1,172,440
-----------  --------------  ---------          -----             ---        -----   ------------
     (6,364)      (29,696)      35,002             91             (35)         289       434,891
-----------  --------------  ---------          -----             ---        -----   ------------
  1,043,967       219,328     (446,482)            --              --           --    (4,398,589)
         --             5      (16,473)            --              --           --      (200,413)
-----------  --------------  ---------          -----             ---        -----   ------------
  1,043,967       219,333     (462,955)            --              --           --    (4,599,002)
-----------  --------------  ---------          -----             ---        -----   ------------
         --            --          (22)            --              --           --    (1,926,862)
  1,180,703       408,704      173,907             --              --           --    20,368,296
-----------  --------------  ---------          -----             ---        -----   ------------
  1,180,703       408,704      173,885             --              --           --    18,441,434
-----------  --------------  ---------          -----             ---        -----   ------------
  2,224,670       628,037     (289,070)            --              --           --    13,842,432
-----------  --------------  ---------          -----             ---        -----   ------------
$ 2,218,306    $  598,341    $(254,068)     $      91       $     (35)   $     289    $14,277,323
-----------  --------------  ---------          -----             ---        -----   ------------
-----------  --------------  ---------          -----             ---        -----   ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
Statements of Changes in Net Assets

                                           GLOBAL TECHNOLOGY      GLOBAL SMALL CAP     GLOBAL HEALTH CARE
                                                 FUND                   FUND                  FUND
                                         ---------------------  --------------------  --------------------
                                                       YEAR       YEAR       YEAR       YEAR       YEAR
                                         YEAR ENDED    ENDED      ENDED      ENDED      ENDED      ENDED
                                          DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                            1998       1997       1998       1997       1998       1997
                                         ----------  ---------  ---------  ---------  ---------  ---------
OPERATIONS:
  Net investment income (loss)           $ (102,817) $ (70,515) $ (53,943) $ (51,716) $ (35,252) $ (25,624)
  Net realized gain (loss) on
   investments and
   foreign currency transactions          1,689,193    792,152    556,990    629,901    854,178    626,824
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations          4,071,745    517,549    297,558    425,304    366,002    587,642
                                         ----------  ---------  ---------  ---------  ---------  ---------
  Net increase (decrease) in net assets
   resulting from operations              5,658,121  1,239,186    800,605  1,003,489  1,184,928  1,188,842
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Note 1)                 --         --         --         --         --         --
  Net realized gain on investments
   (Note 1)                                (463,770)  (947,092)  (361,941)  (570,126)  (473,111)  (528,991)
NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 4)                   6,413,482  1,541,401    584,948     22,219    104,252     11,085
                                         ----------  ---------  ---------  ---------  ---------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS  11,607,883  1,833,495  1,023,612    455,582    816,069    670,936
NET ASSETS:
  Beginning of period                     6,950,334  5,116,839  4,455,582  4,000,000  4,670,936  4,000,000
                                         ----------  ---------  ---------  ---------  ---------  ---------
  End of period                          $18,558,167 $6,950,334 $5,479,194 $4,455,582 $5,487,005 $4,670,936
                                         ----------  ---------  ---------  ---------  ---------  ---------
                                         ----------  ---------  ---------  ---------  ---------  ---------
End of period net assets include
  undistributed (overdistributed) net
  investment income of:                          --         --  $  (1,356)        --         --         --
                                         ----------  ---------  ---------  ---------  ---------  ---------
                                         ----------  ---------  ---------  ---------  ---------  ---------

------------------------------------
*    Commencement of investment operations.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
Statements of Changes in Net Assets

                                                                          TAX MANAGED        GLOBAL
LARGE CAP GROWTH FUND    BIOTECHNOLOGY FUND    EMERGING MARKETS FUND      GROWTH FUND     EQUITY FUND
---------------------  ----------------------  ----------------------  -----------------  ------------
                                   DEC. 30,                DEC. 30,                         DEC. 31,
              YEAR       YEAR        1997*       YEAR        1997*                           1998*
YEAR ENDED    ENDED      ENDED        TO         ENDED        TO        DEC. 31, 1998*         TO
 DEC. 31,   DEC. 31,   DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,           TO            DEC. 31,
   1998       1997       1998        1997        1998        1997        DEC. 31, 1998        1998
----------  ---------  ---------  -----------  ---------  -----------  -----------------  ------------
$   (6,364) $   4,754  $ (29,696)  $     236   $  35,002   $      87       $      91       $      (35)
 1,043,967    374,542    219,333          --    (462,955)       (372)             --               --
 1,180,703    890,841    408,704          --     173,885      (3,961)             --               --
----------  ---------  ---------  -----------  ---------  -----------  -----------------  ------------
 2,218,306  1,270,137    598,341         236    (254,068)     (4,246)             91              (35)
    (4,049)    (4,011)        --          --     (24,028)         --              --               --
  (757,103)  (256,705)  (108,529)         --          --          --              --               --
 1,452,814     15,813    420,924   3,000,000      16,509   3,000,000       1,000,000        1,000,000
----------  ---------  ---------  -----------  ---------  -----------  -----------------  ------------
 2,909,968  1,025,234    910,736   3,000,236    (261,587)  2,995,754       1,000,091          999,965
 5,025,234  4,000,000  3,000,236          --   2,995,754          --              --               --
----------  ---------  ---------  -----------  ---------  -----------  -----------------  ------------
$7,935,202  $5,025,234 $3,910,972  $3,000,236  $2,734,167  $2,995,754      $1,000,091      $  999,965
----------  ---------  ---------  -----------  ---------  -----------  -----------------  ------------
----------  ---------  ---------  -----------  ---------  -----------  -----------------  ------------
        --  $   3,472         --   $     236   $  (1,285)  $      87       $      91       $      (35)
----------  ---------  ---------  -----------  ---------  -----------  -----------------  ------------
----------  ---------  ---------  -----------  ---------  -----------  -----------------  ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
Statements of Changes in Net Assets

                                                                    STRATEGIC      INTERNATIONAL GROWTH
                                                                   INCOME FUND          EQUITY FUND
                                                                 ---------------  -----------------------
                                                                 DEC. 31, 1998*   YEAR ENDED   YEAR ENDED
                                                                       TO          DEC. 31,     DEC. 31,
                                                                  DEC. 31, 1998      1998         1997
                                                                 ---------------  -----------  ----------
OPERATIONS:
  Net investment income (loss)                                     $       289    $   434,891  $  335,703
  Net realized gain (loss) on investments and foreign currency
   transactions                                                             --     (4,599,002) 10,197,416
  Net change in unrealized appreciation (depreciation) on
   investments and foreign currency translations                            --     18,441,434     (43,121)
                                                                 ---------------  -----------  ----------
  Net increase (decrease) in net assets resulting from
   operations                                                              289     14,277,323  10,489,998
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Note 1)                                            --     (1,801,634)   (910,716)
  Net realized gain on investments (Note 1)                                 --     (2,741,618) (7,545,935)
NET INCREASE FROM CAPITAL SHARE TRANSACTIONS (NOTE 4)                3,000,000     13,798,251  43,804,633
                                                                 ---------------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              3,000,289     23,532,322  45,837,980
                                                                 ---------------  -----------  ----------
NET ASSETS:
  Beginning of period                                                       --     98,442,929  52,604,949
                                                                 ---------------  -----------  ----------
  End of period                                                    $ 3,000,289    $121,975,251 $98,442,929
                                                                 ---------------  -----------  ----------
                                                                 ---------------  -----------  ----------
  End of period net assets include undistributed
   (overdistributed) net investment income of:                     $       289    $   662,233  $ (540,987)
                                                                 ---------------  -----------  ----------
                                                                 ---------------  -----------  ----------

------------------------------------
*    Commencement of investment operations.

    The accompanying notes are an integral part of the financial statements.

  Dresdner RCM Global Funds, Inc.
Financial Highlights

For a share outstanding throughout each fiscal year or period ended

                                                                      CLASS I
                                          ---------------------------------------------------------------
                                                GLOBAL TECHNOLOGY FUND             GLOBAL SMALL CAP FUND
                                          ----------------------------------      -----------------------
                                           1998      1997     1996    1995(2)      1998     1997   1996(3)
                                          -------   ------   ------   ------      ------   ------  ------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period    $ 13.69   $12.60   $10.04   $10.00      $11.09   $10.00  $10.00
                                          -------   ------   ------   ------      ------   ------  ------
  Income from investment operations:
    Net investment income (loss)            (0.16)   (0.16)   (0.15)      --       (0.13)   (0.13)     --
    Net realized and unrealized gain
     (loss) on investments                   8.44     3.46     2.80     0.04        2.23     2.64      --
                                          -------   ------   ------   ------      ------   ------  ------
  Total from investment operations           8.28     3.30     2.65     0.04        2.10     2.51      --
  Less distributions:
    From net investment income                 --       --       --       --          --       --      --
    From net realized gain on
     investments                            (0.57)   (2.21)   (0.09)      --       (0.82)   (1.42)     --
                                          -------   ------   ------   ------      ------   ------  ------
      Total distributions                   (0.57)   (2.21)   (0.09)      --       (0.82)   (1.42)     --
                                          -------   ------   ------   ------      ------   ------  ------
NET ASSET VALUE, END OF PERIOD            $ 21.40   $13.69   $12.60   $10.04      $12.37   $11.09  $10.00
                                          -------   ------   ------   ------      ------   ------  ------
                                          -------   ------   ------   ------      ------   ------  ------
TOTAL RETURN (8)                            60.53%   27.08%   26.41%    0.40%(9)   19.29%   25.48%   0.00%(9)
                                          -------   ------   ------   ------      ------   ------  ------
                                          -------   ------   ------   ------      ------   ------  ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $18,558   $6,950   $5,117   $  954      $5,479   $4,456  $4,000
                                          -------   ------   ------   ------      ------   ------  ------
                                          -------   ------   ------   ------      ------   ------  ------
Ratio of expenses to average net assets:
  With waiver and reimbursement              1.75%    1.75%    1.73%    0.00%(9)    1.75%    1.75%   0.00%(9)
                                          -------   ------   ------   ------      ------   ------  ------
                                          -------   ------   ------   ------      ------   ------  ------
  Without waiver and reimbursement           2.49%    2.45%    7.75%      --        3.86%    3.09%     --
                                          -------   ------   ------   ------      ------   ------  ------
                                          -------   ------   ------   ------      ------   ------  ------
Ratio of net investment income to
 average net assets:
  With waiver and reimbursement             (0.99)%  (1.15)%  (1.34)%  (0.02)%(9)  (1.03)%  (1.14)%   0.00%(9)
                                          -------   ------   ------   ------      ------   ------  ------
                                          -------   ------   ------   ------      ------   ------  ------
  Without waiver and reimbursement          (1.73)%  (1.86)%  (7.36)%     --       (3.14)%  (2.49)%     --
                                          -------   ------   ------   ------      ------   ------  ------
                                          -------   ------   ------   ------      ------   ------  ------
Portfolio turnover                         265.99%  189.41%  155.58%    0.00%     184.38%  153.49%   0.00%
                                          -------   ------   ------   ------      ------   ------  ------
                                          -------   ------   ------   ------      ------   ------  ------

  Dresdner RCM Global Funds, Inc.
Financial Highlights
For a share outstanding throughout each

                                           GLOBAL HEALTH CARE FUND
                                          -------------------------
                                           1998     1997    1996(3)
                                          ------   ------   -------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period    $11.65   $10.00   $ 10.00
                                          ------   ------   -------
  Income from investment operations:
    Net investment income (loss)           (0.09)   (0.06)       --
    Net realized and unrealized gain
     (loss) on investments                  3.02     3.03        --
                                          ------   ------   -------
  Total from investment operations          2.93     2.97        --
  Less distributions:
    From net investment income                --       --        --
    From net realized gain on
     investments                           (1.16)   (1.32)       --
                                          ------   ------   -------
      Total distributions                  (1.16)   (1.32)       --
                                          ------   ------   -------
NET ASSET VALUE, END OF PERIOD            $13.42   $11.65   $ 10.00
                                          ------   ------   -------
                                          ------   ------   -------
TOTAL RETURN (8)                           25.57%   30.00%     0.00%(9)
                                          ------   ------   -------
                                          ------   ------   -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $5,487   $4,671   $ 4,000
                                          ------   ------   -------
                                          ------   ------   -------
Ratio of expenses to average net assets:
  With waiver and reimbursement             1.50%    1.50%     0.00%(9)
                                          ------   ------   -------
                                          ------   ------   -------
  Without waiver and reimbursement          3.65%    2.93%       --
                                          ------   ------   -------
                                          ------   ------   -------
Ratio of net investment income to
 average net assets:
  With waiver and reimbursement            (0.69)%  (0.55)%    0.00%(9)
                                          ------   ------   -------
                                          ------   ------   -------
  Without waiver and reimbursement         (2.84)%  (1.98)%      --
                                          ------   ------   -------
                                          ------   ------   -------
Portfolio turnover                        153.92%  157.65%     0.00%
                                          ------   ------   -------
                                          ------   ------   -------

-----------------------------------------
(1)  Calculated using the average share method.

(2)  Commencement of operation was December 27, 1995.

(3)  Commencement of operation was December 31, 1996.

(4)  Commencement of operation was December 30, 1997.

(5)  Commencement of operation was December 31, 1998.

(6) Stock split 10:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.

(7)  Commencement of operation was December 28, 1994.

(8) Total return measures the change in value of an investment over the period indicated.

(9)  Not annualized. Fund was in operations for less than five days.

    The accompanying notes are an integral part of the financial statements.

  Dresdner RCM Global Funds, Inc.
Financial Highlights

For a share outstanding throughout each fiscal year or period ended

                                                                             CLASS I
                                          -----------------------------------------------------------------------------
                                                                                                                  TAX
                                                                                                                 MANAGED
                                                                        BIOTECHNOLOGY           EMERGING         GROWTH
                                           LARGE CAP GROWTH FUND             FUND             MARKETS FUND        FUND
                                          ------------------------     ----------------      ---------------     ------
                                           1998     1997    1996(3)     1998     1997(4)      1998    1997(4)    1998(5)
                                          ------   ------   ------     ------    ------      ------   ------     ------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period    $12.53   $10.00   $10.00     $10.00    $10.00      $ 9.99   $10.00     $10.00
                                          ------   ------   ------     ------    ------      ------   ------     ------
  Income from investment operations:
    Net investment income (loss)           (0.02)    0.01       --      (0.10)       --        0.12       --        --
    Net realized and unrealized gain
     (loss) on investments                  5.51     3.17       --       1.86        --       (0.97)   (0.01)       --
                                          ------   ------   ------     ------    ------      ------   ------     ------
  Total from investment operations          5.49     3.18       --       1.76        --       (0.85)   (0.01)       --
  Less distributions:
    From net investment income             (0.01)   (0.01)      --         --        --       (0.08)      --        --
    From net realized gain on
     investments                           (1.87)   (0.64)      --      (0.32)       --          --       --        --
                                          ------   ------   ------     ------    ------      ------   ------     ------
      Total distributions                  (1.88)   (0.65)      --      (0.32)       --       (0.08)      --        --
                                          ------   ------   ------     ------    ------      ------   ------     ------
NET ASSET VALUE, END OF PERIOD            $16.14   $12.53   $10.00     $11.44    $10.00      $ 9.06   $ 9.99     $10.00
                                          ------   ------   ------     ------    ------      ------   ------     ------
                                          ------   ------   ------     ------    ------      ------   ------     ------
TOTAL RETURN (8)                           44.11%   31.99%    0.00%(9)  17.76%     0.00%(9)   (8.50)%   0.00%(9)  0.00 %(9)
                                          ------   ------   ------     ------    ------      ------   ------     ------
                                          ------   ------   ------     ------    ------      ------   ------     ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $7,935   $5,025   $4,000     $3,911    $3,000      $2,734   $2,996     $1,000
                                          ------   ------   ------     ------    ------      ------   ------     ------
                                          ------   ------   ------     ------    ------      ------   ------     ------
Ratio of expenses to average net assets:
  With waiver and reimbursement             0.95%    0.95%    0.00%(9)   1.50%     0.01%(9)    1.50%    0.01%(9)  0.00 %(9)
                                          ------   ------   ------     ------    ------      ------   ------     ------
                                          ------   ------   ------     ------    ------      ------   ------     ------
  Without waiver and reimbursement          3.04%    2.63%      --       4.87%       --        8.29%      --        --
                                          ------   ------   ------     ------    ------      ------   ------     ------
                                          ------   ------   ------     ------    ------      ------   ------     ------
Ratio of net investment income to
 average net assets:
  With waiver and reimbursement            (0.11)%   0.10%    0.00%(9)  (0.95)%    0.01%(9)    1.23%    0.00%(9)  0.00 %(9)
                                          ------   ------   ------     ------    ------      ------   ------     ------
                                          ------   ------   ------     ------    ------      ------   ------     ------
  Without waiver and reimbursement         (2.20)%  (1.58)%     --      (4.32)%      --       (5.56)%     --        --
                                          ------   ------   ------     ------    ------      ------   ------     ------
                                          ------   ------   ------     ------    ------      ------   ------     ------
Portfolio turnover                         99.58%  119.87%    0.00%    127.21%     0.00%     279.25%    0.00%     0.00 %
                                          ------   ------   ------     ------    ------      ------   ------     ------
                                          ------   ------   ------     ------    ------      ------   ------     ------

-----------------------------------------
(1)  Calculated using the average share method.

(2)  Commencement of operation was December 27, 1995.

(3)  Commencement of operation was December 31, 1996.

(4)  Commencement of operation was December 30, 1997.

(5)  Commencement of operation was December 31, 1998.

(6) Stock split 10:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.

(7)  Commencement of operation was December 28, 1994.

(8) Total return measures the change in value of an investment over the period indicated.

(9)  Not annualized. Fund was in operations for less than five days.

    The accompanying notes are an integral part of the financial statements.

  Dresdner RCM Global Funds, Inc.
Financial Highlights

For a share outstanding throughout each fiscal year or period ended

                                                                               CLASS I
                                               -----------------------------------------------------------------------
                                                 GLOBAL
                                                 EQUITY      STRATEGIC
                                                  FUND      INCOME FUND         INTERNATIONAL GROWTH EQUITY FUND
                                               ----------   -----------   --------------------------------------------
                                                1998(5)       1998(5)       1998     1997    1996(6)   1995    1994(7)
                                               ----------   -----------   --------  -------  -------  -------  -------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period         $    10.00    $10.00       $  13.70  $ 12.72  $ 11.56  $ 10.00  $ 10.00
                                               ----------   -----------   --------  -------  -------  -------  -------
  Income from investment operations:
    Net investment income (loss)                       --        --           0.06     0.06     0.04     0.12       --
    Net realized and unrealized gain (loss)
     on investments                                    --        --           1.80     2.22     2.16     1.68       --
                                               ----------   -----------   --------  -------  -------  -------  -------
  Total from investment operations                     --        --           1.86     2.28     2.20     1.80       --
  Less distributions:
    From net investment income                         --        --          (0.23)   (0.14)   (0.16)   (0.11)      --
    From net realized gain on investments              --        --          (0.35)   (1.16)   (0.88)   (0.13)      --
                                               ----------   -----------   --------  -------  -------  -------  -------
      Total distributions                              --        --          (0.58)   (1.30)   (1.04)   (0.24)      --
                                               ----------   -----------   --------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD                 $    10.00    $10.00       $  14.98  $ 13.70  $ 12.72  $ 11.56  $ 10.00
                                               ----------   -----------   --------  -------  -------  -------  -------
                                               ----------   -----------   --------  -------  -------  -------  -------
TOTAL RETURN (8)                                     0.00%(9)    0.00%(9)    13.81%   17.93%   19.31%   17.98%    0.01%(9)
                                               ----------   -----------   --------  -------  -------  -------  -------
                                               ----------   -----------   --------  -------  -------  -------  -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $    1,000    $3,000       $121,975  $98,443  $52,605  $34,347  $25,004
                                               ----------   -----------   --------  -------  -------  -------  -------
                                               ----------   -----------   --------  -------  -------  -------  -------
Ratio of expenses to average net assets:
  With waiver and reimbursement                      0.00%(9)    0.00%(9)     1.00%    1.00%    0.99%    0.75%    0.00%(9)
                                               ----------   -----------   --------  -------  -------  -------  -------
                                               ----------   -----------   --------  -------  -------  -------  -------
  Without waiver and reimbursement                     --        --           1.06%    1.06%    1.25%    1.11%      --
                                               ----------   -----------   --------  -------  -------  -------  -------
                                               ----------   -----------   --------  -------  -------  -------  -------
Ratio of net investment income to average net
 assets:
  With waiver and reimbursement                      0.00%(9)    0.00%(9)     0.37%    0.41%    0.32%    1.19%    0.01%(9)
                                               ----------   -----------   --------  -------  -------  -------  -------
                                               ----------   -----------   --------  -------  -------  -------  -------
  Without waiver and reimbursement                     --        --           0.31%    0.35%    0.06%    0.83%      --
                                               ----------   -----------   --------  -------  -------  -------  -------
                                               ----------   -----------   --------  -------  -------  -------  -------
Portfolio turnover                                   0.00%     0.00%         84.49%  122.43%  119.09%   87.40%    0.00%
                                               ----------   -----------   --------  -------  -------  -------  -------
                                               ----------   -----------   --------  -------  -------  -------  -------

-----------------------------------------
(1)  Calculated using the average share method.

(2)  Commencement of operation was December 27, 1995.

(3)  Commencement of operation was December 31, 1996.

(4)  Commencement of operation was December 30, 1997.

(5)  Commencement of operation was December 31, 1998.

(6) Stock split 10:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.

(7)  Commencement of operation was December 28, 1994.

(8) Total return measures the change in value of an investment over the period indicated.

(9)  Not annualized. Fund was in operations for less than five days.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
Notes to Financial Statements
 December 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

        Dresdner RCM Global Funds, Inc. ("Global Company"), previously Dresdner RCM Equity Funds, Inc., and Dresdner RCM Capital Funds, Inc. ("Capital Company") are organized as Maryland corporations and are registered as open-end management investment companies under the Investment Company Act of 1940, as amended. These two corporations are collectively referred to as the "Companies."

The Global Company consists of nine no-load series:

Non-Diversified Funds
Dresdner RCM Global Technology Fund ("Global Technology Fund")
Dresdner RCM Global Health Care Fund ("Global Health Care Fund")
Dresdner RCM Biotechnology Fund ("Biotechnology Fund")

Diversified Funds
Dresdner RCM Global Small Cap Fund ("Global Small Cap Fund") Dresdner RCM Large Cap Growth Fund ("Large Cap Growth Fund") Dresdner RCM Emerging Markets Fund ("Emerging Markets Fund") Dresdner RCM Tax Managed Growth Fund ("Tax Managed Growth Fund") Dresdner RCM Global Equity Fund ("Global Equity Fund")
Dresdner RCM Strategic Income Fund ("Strategic Income Fund")

        The Dresdner RCM International Growth Equity Fund ("International Fund"), formerly Dresdner RCM International Growth Equity Fund A, is a non-diversified, no-load series of the Capital Company (financial information of the other series of the Capital Company is reported in the Dresdner RCM Capital Funds annual report). These ten series are collectively referred to as the "Funds."

        The Tax Managed Growth Fund, Global Equity Fund and Strategic Income Fund commenced operations on December 31, 1998. Beginning December 31, 1998, the Global Company and the International Fund both offer Non-Institutional Class ("Class N") and Institutional Class ("Class I") of shares for each of the series listed above except for the Global Health Care Fund and Biotechnology Fund, which remain as single class funds. The Tax Managed Growth Fund, Global Equity Fund and Strategic Income Fund commenced operations on December 31, 1998, with shares designated as Class I. As of December 31, 1998, outstanding shares of the Global Technology Fund, Global Small Cap Fund, Large Cap Growth Fund, Emerging Markets Fund and International Fund have been re-designated as each Fund's newly designated Class I shares.

        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

A. PORTFOLIO VALUATION:

        Investment securities are stated at fair market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of

 Dresdner RCM Global Funds
Notes to Financial Statements
 December 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) the close of business on the day the securities are being valued, unless the Board of Directors determines that such price does not reflect the fair value of the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Investment Manager to be the primary market for the securities. If there has been no sale on such day, then the security is valued at the closing bid price on such day. If no bid price is quoted on such day, then the security is valued by such method as a duly constituted committee of the appropriate Board of Directors of the Company determines in good faith to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on NASDAQ or similar foreign reporting service will be valued at the mean bid price, or using such other comparable sources as the Board of Directors of the Companies in good faith deems appropriate to reflect their fair market value. Other portfolio securities held by the Funds will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available, such securities will be valued by whatever means a duly constituted committee of the appropriate Board of Directors of the Company in good faith deems appropriate to reflect their fair market value. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES:

        Security transactions are recorded as of the date of purchase or sale. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Each Fund bears expenses incurred specifically on its behalf as well as a portion of any general expenses of the appropriate Company.

C. FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS:

        The records of the Funds are maintained in U.S. dollars. Foreign currencies, foreign investments and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of foreign securities and income and withholding taxes are translated on the respective dates of such transactions. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date and foreign currency translations. The Funds do not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation or depreciation on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS:

        A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into forwards in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation on foreign currency translations on the Fund's Statement of Assets and Liabilities. When the forward is closed, the Fund records a realized gain or loss on foreign currency translations in the Fund's Statement of Operations equal to the difference between the value at the time the forward was opened and the value at the time it was closed. A Fund could be exposed to risk of loss if its counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

 Dresdner RCM Global Funds
Notes to Financial Statements
 December 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
E. OPTION ACCOUNTING PRINCIPLES:

        The Funds may purchase or write put and call options on stocks and stock indices as a hedge against changes in market conditions that may result in changes in the value of the Funds' portfolio securities. When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. An option listed on a traded exchange is valued at its last sale price. If there has been no sale on such day, then the option is valued at the closing bid price on such day. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased is decreased by the premium originally received.

        The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

F. FEDERAL INCOME TAXES:

        It is the policy of the Funds to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision has been made for Federal income or excise taxes on income and capital gains. As of December 31, 1998, the Emerging Markets Fund had capital loss carryovers of $377,387 and $372 which will expire on December 31, 2006, and December 31, 2005, respectively. The International Fund also had a capital loss carryover of $6,919,702 which will expire on December 31, 2006.

G. DISTRIBUTIONS:

        Dividends and capital gains (if any) are declared and distributed to shareholders annually. Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses as a result of wash sales, foreign currency transactions and/or passive foreign investment companies.

 Dresdner RCM Global Funds
Notes to Financial Statements
 December 31, 1998

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

        Dresdner RCM Global Investors LLC ("Dresdner RCM") serves as the Funds' investment manager and provides various administrative services, subject to the authority of the Boards of Directors. The Funds pay the following management fees to Dresdner RCM monthly. The fees are annual percentages based on average daily net assets.

        Dresdner RCM has voluntarily agreed, until at least December 31, 1999, to pay each Fund the amount, if any, by which ordinary operating expenses of the Fund for each quarter (except interest, taxes, and extraordinary expenses) exceed its annualized total expense ratio noted below as a percentage of its average daily net assets. In subsequent years, each Fund will reimburse Dresdner RCM for any such payments during a five-year period to the extent that operating expenses are otherwise below the expense cap. For the year ended December 31, 1998, Dresdner RCM reimbursed the Funds for the following operating expenses.

                                     ANNUAL MANAGEMENT FEE PERCENTAGES
                       --------------------------------------------------------------              EXPENSES
                                        FIRST $500        NEXT $500       ABOVE $1     --------------------------------
FUND                     FLAT RATE        MILLION          MILLION         BILLION     EXPENSE CAPS     REIMBURSEMENT
---------------------  -------------  ---------------  ---------------  -------------  -------------  -----------------
Global Technology
 Fund                         1.00%             --               --              --           1.75%      $    77,476
Global Small Cap Fund           --            1.00%            0.95%           0.90%          1.75%      $   110,415
Global Health Care
 Fund                           --            1.00%            0.95%           0.90%          1.50%      $   109,088
Large Cap Growth Fund           --            0.70%            0.65%           0.60%          0.95%      $   122,447
Biotechnology Fund              --            1.00%            0.95%           0.90%          1.50%      $   105,283
Emerging Markets Fund         1.00%             --               --              --           1.50%      $   193,127
Tax Managed Fund                --            0.75%            0.70%           0.65%          1.25%               --
Global Equity Fund              --            0.75%            0.70%           0.65%          1.25%               --
Strategic Income Fund           --            0.75%            0.70%           0.65%          1.25%               --
International Fund            0.75%             --               --              --           1.00%      $    70,445

        Beginning December 31, 1998 (effective for fiscal year 1999), the expense caps have been changed as reflected in the following table. The Health Care Fund and the Biotechnology Fund will continue to have only one class of shares, and therefore, will continue to have the same expense caps of 1.50%.

FUND                                                                 CLASS I       CLASS N
-----------------------------------------------------------------  -----------  -------------
Global Technology Fund                                                   1.50%         1.75%
Global Small Cap Fund                                                    1.50%         1.75%
Large Cap Growth Fund                                                    0.95%         1.20%
Emerging Markets Fund                                                    1.50%         1.75%
Tax Managed Fund                                                         1.25%         1.50%
Global Equity Fund                                                       1.25%         1.50%
Strategic Income Fund                                                    1.25%         1.50%
International Fund                                                       1.00%         1.25%

        On December 31, 1998, the Dresdner RCM Profit Sharing Plan, participation in which is limited to employees of Dresdner RCM, owned 190,413 shares and 360,227 shares of the total 867,303 and 8,143,327 outstanding shares of

 Dresdner RCM Global Funds
Notes to Financial Statements
 December 31, 1998

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) the Global Technology Fund and International Fund, respectively. Also on December 31, 1998, certain Dresdner RCM employees individually owned 151,150 shares of the Global Technology Fund. As of December 31, 1998, clients of Dresdner Bank AB/Investment Management/ Institutional Asset Management Division owned the following shares of the Funds:

                              SHARES OWNED BY CLIENTS OF
FUND                               DRESDNER BANK AB         TOTAL OUTSTANDING SHARES
----------------------------  ---------------------------  ---------------------------
Global Small Cap Fund                    400,000                      443,085
Global Health Care Fund                  400,000                      409,006
Large Cap Growth Fund                     86,717                      491,614
Biotechnology Fund                       300,000                      341,957
Emerging Markets Fund                    300,000                      301,654
Tax Managed Fund                         100,000                      100,000
Global Equity Fund                       100,000                      100,000
Strategic Income Fund                    300,000                      300,000

        At December 31, 1998, three shareholders in the International Fund each held more than 5% of the outstanding shares of the International Fund. These shareholders, in aggregate, held approximately 66% of the International Fund.

3. DISTRIBUTOR

        Funds Distributor, Inc. (the "Distributor") acts as distributor of shares of the Funds. During fiscal 1998, the Global Company had a distribution plan (the "Old Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Global Small Cap Fund, Global Health Care Fund, Large Cap Growth Fund, and Biotechnology Fund. Under the Old Plan, which was a "reimbursement plan," the Global Small Cap Fund, Global Health Care Fund, and Biotechnology Fund each paid the Distributor an annual fee of up to 0.25% of each respective Fund's average daily net assets and the Large Cap Growth Fund paid the Distributor an annual fee of up to 0.15% of its average daily net assets, as reimbursement for certain expenses actually incurred by the Distributor in connection with distribution of shares of the Funds. For the year ended December 31, 1998, 12b-1 fees incurred were $13,111 for the Global Small Cap Fund, $12,687 for the Global Health Care Fund, $8,792 for the Large Cap Growth Fund, and $7,820 for the Biotechnology Fund.

        Beginning December 31, 1998 (effective for fiscal year 1999), both the Global Company and the Capital Company adopted new distribution and service plans (the "New Plans") pursuant to Rule 12b-1 under the 1940 Act. The terms of the New Plans are substantially the same as the Old Plan. Under the New Plans, each Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses incurred by the Distributor. These expenses include advertising and marketing expenses, payments to broker-dealers and others who have entered into agreements with the Distributor, the expenses of preparing, printing and distributing prospectuses to persons who are not already stockholders, and indirect and overhead costs associated with the sale of Class N shares. Class I shares are not subject to 12b-1 fees.

        Additionally, under the New Plans the Global Health Care Fund and Biotechnology Fund, which remain as single class funds, are subject to an annual fee of up to 0.25% of each respective Fund's average daily net assets.

 Dresdner RCM Global Funds
Notes to Financial Statements
 December 31, 1998

4. CAPITAL SHARES

        At December 31, 1998, the Global Company and Capital Company each has 1,000,000,000 authorized shares of common stock at $0.0001 par value. There were 50,000,000 shares classified as shares of the Global Health Care Fund and 50,000,000 shares classified as shares of the Biotechnology Fund. As of December 31, 1998, shares classified for the Global Technology Fund, Global Small Cap Fund, Large Cap Growth Fund, Emerging Markets Fund and International Fund were re-designated as Class I shares. In addition, shares were designated for the newly created Class N shares as well as the Funds which commenced operations as of December 31, 1998, as follows:

FUND                                                     CLASS I     CLASS N
-----------------------------------------------------  -----------  ----------
Global Technology Fund                                  50,000,000  25,000,000
Global Small Cap Fund                                   50,000,000  25,000,000
Large Cap Growth Fund                                   50,000,000  25,000,000
Emerging Markets Fund                                   50,000,000  25,000,000
Tax Managed Growth Fund                                 25,000,000  25,000,000
Global Equity Fund                                      25,000,000  25,000,000
Strategic Income Fund                                   25,000,000  25,000,000
International Fund                                     100,000,000  50,000,000

Capital shares transactions were as follows:

                                                         YEAR ENDED               YEAR ENDED
GLOBAL TECHNOLOGY FUND                                DECEMBER 31, 1998        DECEMBER 31, 1997
                                                   -----------------------  -----------------------
                                                    SHARES       AMOUNT      SHARES       AMOUNT
                                                   ---------  ------------  ---------  ------------
Shares sold                                          473,535  $  8,185,377    149,385  $  2,140,139
Shares issued in connection with reinvestment of
 distributions                                        20,799       440,325     72,162       940,273
Shares repurchased                                  (134,649)   (2,212,220)  (120,169)   (1,539,011)
                                                   ---------  ------------  ---------  ------------
Net increase                                         359,685  $  6,413,482    101,378  $  1,541,401
                                                   ---------  ------------  ---------  ------------
                                                   ---------  ------------  ---------  ------------


                                                         YEAR ENDED               YEAR ENDED
GLOBAL SMALL CAP FUND                                 DECEMBER 31, 1998        DECEMBER 31, 1997
                                                   -----------------------  -----------------------
                                                    SHARES       AMOUNT      SHARES       AMOUNT
                                                   ---------  ------------  ---------  ------------
Shares sold                                           58,016  $    770,457      1,498  $     20,100
Shares issued in connection with reinvestment of
 distributions                                         2,716        32,246        196         2,119
Shares repurchased                                   (19,341)     (217,755)        --            --
                                                   ---------  ------------  ---------  ------------
Net increase                                          41,391  $    584,948      1,694  $     22,219
                                                   ---------  ------------  ---------  ------------
                                                   ---------  ------------  ---------  ------------

 Dresdner RCM Global Funds
Notes to Financial Statements
 December 31, 1998

4. CAPITAL SHARES (CONTINUED)

                                                         YEAR ENDED               YEAR ENDED
GLOBAL HEALTH CARE FUND                               DECEMBER 31, 1998        DECEMBER 31, 1997
                                                   -----------------------  -----------------------
                                                    SHARES       AMOUNT      SHARES       AMOUNT
                                                   ---------  ------------  ---------  ------------
Shares sold                                            9,538  $    121,310        751  $     10,100
Shares issued in connection with reinvestment of
 distributions                                           707         9,106         86           985
Shares repurchased                                    (2,076)      (26,164)        --            --
                                                   ---------  ------------  ---------  ------------
Net increase                                           8,169  $    104,252        837  $     11,085
                                                   ---------  ------------  ---------  ------------
                                                   ---------  ------------  ---------  ------------

                                                         YEAR ENDED               YEAR ENDED
LARGE CAP GROWTH FUND                                 DECEMBER 31, 1998        DECEMBER 31, 1997
                                                   -----------------------  -----------------------
                                                    SHARES       AMOUNT      SHARES       AMOUNT
                                                   ---------  ------------  ---------  ------------
Shares sold                                          403,182  $  6,444,000      1,101  $     15,100
Shares issued in connection with reinvestment of
 distributions                                           578         9,143         59           713
Shares repurchased                                  (313,306)   (5,000,329)        --            --
                                                   ---------  ------------  ---------  ------------
Net increase                                          90,454  $  1,452,814      1,160  $     15,813
                                                   ---------  ------------  ---------  ------------
                                                   ---------  ------------  ---------  ------------

                                                         YEAR ENDED               YEAR ENDED
BIOTECHNOLOGY FUND                                    DECEMBER 31, 1998        DECEMBER 31, 1997
                                                   -----------------------  -----------------------
                                                    SHARES       AMOUNT      SHARES       AMOUNT
                                                   ---------  ------------  ---------  ------------
Shares sold                                           47,923  $    480,443    300,000  $  3,000,000
Shares issued in connection with reinvestment of
 distributions                                           948        10,343         --            --
Shares repurchased                                    (6,914)      (69,862)        --            --
                                                   ---------  ------------  ---------  ------------
Net increase                                          41,957  $    420,924    300,000  $  3,000,000
                                                   ---------  ------------  ---------  ------------
                                                   ---------  ------------  ---------  ------------

                                                         YEAR ENDED               YEAR ENDED
EMERGING MARKETS FUND                                 DECEMBER 31, 1998        DECEMBER 31, 1997
                                                   -----------------------  -----------------------
                                                    SHARES       AMOUNT      SHARES       AMOUNT
                                                   ---------  ------------  ---------  ------------
Shares sold                                            2,068  $     19,991    300,000  $  3,000,000
Shares issued in connection with reinvestment of
 distributions                                             3            31         --            --
Shares repurchased                                      (417)       (3,513)        --            --
                                                   ---------  ------------  ---------  ------------
Net increase                                           1,654  $     16,509    300,000  $  3,000,000
                                                   ---------  ------------  ---------  ------------
                                                   ---------  ------------  ---------  ------------

                                                         YEAR ENDED               YEAR ENDED
INTERNATIONAL FUND                                    DECEMBER 31, 1998        DECEMBER 31, 1997
                                                   -----------------------  -----------------------
                                                    SHARES       AMOUNT      SHARES       AMOUNT
                                                   ---------  ------------  ---------  ------------
Shares sold                                        1,461,592  $ 21,109,570  2,586,189  $ 37,727,115
Shares issued in connection with reinvestment of
 distributions                                       307,165     4,361,747    609,312     8,341,482
Shares repurchased                                  (809,365)  (11,673,066)  (148,471)   (2,263,964)
                                                   ---------  ------------  ---------  ------------
Net increase                                         959,392  $ 13,798,251  3,047,030  $ 43,804,633
                                                   ---------  ------------  ---------  ------------
                                                   ---------  ------------  ---------  ------------

 Dresdner RCM Global Funds
Notes to Financial Statements
 December 31, 1998

4. CAPITAL SHARES (CONTINUED)
        The Biotechnology Fund and Emerging Markets Fund commenced operations on December 30, 1997. The Tax Managed Growth Fund, Global Equity Fund and Strategic Income Fund commenced operations on December 31, 1998. There were 100,000 Class I shares sold for a total of $1,000,000 for each of the Tax Managed Growth Fund and Global Equity Fund; and 300,000 Class I shares sold for a total of $3,000,000 for the Strategic Income Fund on December 31, 1998. There were no capital stock transactions for any of the newly offered Class N shares as of December 31, 1998.

5. INVESTMENTS IN FOREIGN SECURITIES AND CURRENCY

        Investing in foreign equity securities and currency transactions involves significant risks, some of which are not typically associated with investments of domestic origin. The Funds' investments in foreign and/or emerging markets will subject the Funds to the risk of foreign currency exchange rate fluctuations, perceived credit risk and adverse economic and political developments.

6. PURCHASES AND SALES OF SECURITIES

        The following summarizes purchases and sales, excluding short-term investments, for each Fund for the year ended December 31, 1998:

                                                     PURCHASES
                                          --------------------------------
                                          U.S. GOVERNMENT    OTHER ISSUES
                                          ---------------   --------------
Global Technology Fund                              --      $  26,910,068
Global Small Cap Fund                               --      $   9,264,526
Global Health Care Fund                             --      $   7,670,187
Large Cap Growth Fund                               --      $   5,615,060
Biotechnology Fund                                  --      $   6,545,066
Emerging Markets Fund                       $1,168,170      $   5,923,745
International Fund                                  --      $ 113,486,711
Tax Managed Growth Fund                             --                 --
Global Equity Fund                                  --      $     491,392
Strategic Income Fund                               --                 --

                                                           SALES
                                               ------------------------------
                                               U.S. GOVERNMENT   OTHER ISSUES
                                               ----------------  ------------
Global Technology Fund                                    --      $23,828,076
Global Small Cap Fund                                     --      $9,230,899
Global Health Care Fund                                   --      $7,857,133
Large Cap Growth Fund                                     --      $6,264,205
Biotechnology Fund                                        --      $3,325,610
Emerging Markets Fund                             $1,184,955      $5,291,486
International Fund                                        --      $95,448,542
Tax Managed Fund                                          --              --
Global Equity Fund                                        --              --
Strategic Income Fund                                     --              --

 Dresdner RCM Global Funds
Notes to Financial Statements
 December 31, 1998

7. DEFERRED ORGANIZATIONAL COSTS

        Costs incurred by the Funds in connection with their organization are being amortized on a straight-line basis over a five-year period beginning at the commencement of each Fund's operations. The Tax Managed Growth Fund, Global Equity Fund, Strategic Income Fund and International Fund did not have any organizational costs.

8. DIRECTORS' FEES

        Each Director who is not an interested person of the Global Company receives from the Global Company an annual retainer of $1,000 (the retainer is evenly prorated among each series of the Global Company), plus $500 for each Board meeting attended for each series, and $250 for each committee meeting attended for each series.

        Each Director who is not an interested person of the Capital Company receives from the Capital Company an annual retainer of $9,000 (the retainer is evenly prorated among each series of the Capital Company), plus $1,500 for each Board meeting attended for each series, and $500 for each committee meeting attended for each series.

        Each Director of a Company who is not an interested person of the Company may elect to defer receipt of all or a portion of his or her fees for service as a director in accordance with the terms of a Deferred Compensation Plan for Non-Interested Directors ("Directors' Plan"). Under the Directors' Plan, an eligible Director may elect to have his/her deferred fees deemed invested either in 90-day U.S. Treasury bills, or shares of the common stock of the Capital Company, or of the Global Company, or a combination of these options. The amount of deferred fees payable to such director under the Directors' Plan will be determined by reference to the return on such deemed investments. Generally, the deferred fees (reflecting any earnings, gains or losses thereon) become payable upon the Director's retirement or disability.

 Report of Independent Accountants

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF THE DRESDNER RCM GLOBAL FUNDS, INC. AND THE DRESDNER RCM CAPITAL FUNDS, INC.:

        In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dresdner RCM Global Funds, Inc. (consisting of the Dresdner RCM Global Technology Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM Large Cap Growth Fund, Dresdner RCM Biotechnology Fund, Dresdner RCM Emerging Markets Fund, Dresdner RCM Tax Managed Growth Fund, Dresdner RCM Global Equity Fund, and the Dresdner RCM Strategic Income Fund) and the Dresdner RCM Capital Funds, Inc. (consisting of the Dresdner RCM International Growth Equity Fund), collectively, the "Funds", at December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 1999

TAX INFORMATION (UNAUDITED)

        On December 23, 1998, distributions were paid from investment operations for the Global Technology Fund, Global Small Cap Fund, Global Health Care Fund, Large Cap Growth Fund, Biotechnology Fund, Emerging Markets Fund and International Fund as indicated below (the International Fund's dividend was paid on December 16, 1998). The dividends were recorded on December 16, 1998, to shareholders of record on December 15, 1998.

                                                           ORDINARY       LONG-TERM        TOTAL
FUND                                                        INCOME      CAPITAL GAIN   DISTRIBUTIONS
-------------------------------------------------------  -------------  -------------  --------------
Global Technology Fund
  Per Share                                                        --    $      0.57    $       0.57
  Amount                                                           --    $   463,770    $    463,770
Global Small Cap Fund
  Per Share                                               $      0.52    $      0.30    $       0.82
  Amount                                                  $   229,523    $   132,418    $    361,941
Global Health Care Fund
  Per Share                                               $      0.22    $      0.94    $       1.16
  Amount                                                  $    89,728    $   383,383    $    473,111
Large Cap Growth Fund
  Per Share                                               $      0.54    $      1.34    $       1.88
  Amount                                                  $   218,629    $   542,523    $    761,152
Biotechnology Fund
  Per Share                                               $      0.32             --    $       0.32
  Amount                                                  $   108,529             --    $    108,529
Emerging Markets Fund
  Per Share                                               $      0.08             --    $       0.08
  Amount                                                  $    24,028             --    $     24,028
International Fund
  Per Share                                               $      0.23    $      0.35    $       0.58
  Amount                                                  $ 1,801,634    $ 2,741,618    $  4,543,252

        During the taxable year ended December 31, 1998, the International Fund paid foreign taxes of $187,620 and recognized $1,406,071 of foreign source income. Pursuant to section 853 of the Internal Revenue Code, the International Fund designates $0.024 per share as creditable foreign tax paid and $0.180 of income from foreign sources received in the taxable year ended December 31, 1998.

INVESTMENT MANAGER

Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

TRANSFER AND REDEMPTION AGENT

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

DISTRIBUTOR

Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

CUSTODIAN

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

(Dresdner RCM Emerging Markets Fund Only)
Brown Brothers Harriman & Company
40 Water Street
Boston, Massachusetts 02109

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109